                                                                EXHIBIT 99(b)(2)

                         [LOGO OF PETRO APPEARS HERE]




                       Materials Prepared for Discussion
                          Board of Directors Meeting



                                October 6, 1998




                             DAIN RAUSCHER WESSELS

                   a division of Dain Rauscher Incorporated

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT

                               Table of Contents
--------------------------------------------------------------------------------

TABLE OF CONTENTS:                                             SECTION
-----------------                                              -------
Transaction Summary...........................................       1
Pro Forma Analysis............................................       2
Unit Reference Value Analysis.................................       3
Historical and Pro Forma MVE and MVC Comparison...............       4
Discounted Cash Flow Analysis.................................       5
Relative Contribution Analysis................................       6
Net Asset Value Analysis......................................       7
Comparable Company Trading Analysis
Energy and Fuel Marketing and Distribution Companies..........       8
Propane Master Limited Partnerships...........................       9
Comparable Transactions Analysis..............................      10
Merger Premiums Analysis......................................      11
Price and Volume Data.........................................      12

LOGO PETRO     Project Intense Heat
--------------------------------------------------------------------------------








                               Transaction Summary








--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 1

LOGO PETRO     Transaction Summary
               Summary of Proposed Terms
--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
                            Summary of Proposed Terms
                  (In thousands, except as otherwise indicated)

                                                                                       Pro Forma Star Units
                                                   Historical     -------------------------------------------------------------
                                                     Petro           Common           Sr Sub          Jr Sub           GP
Petro Shareholders (A only)                         Common            Units           Units           Units           Units
-------------------------------------------        ----------     ------------     ------------    ------------    ------------
Class A                                               12,918                --           1,688              --

Petro Shareholders (excluding A only)
-------------------------------------------
Class A (to receive Sr Sub Units)                      8,258                --           1,079              --

Class A & C (to receive Jr Sub Units)                  5,386                --              --             578             279

Class B                                                   11                --              --              --              --
                                                   ---------        ----------      ----------      ----------      ----------
Total Petro Shareholders (excluding A only)           13,655                             1,079             578             279
                                                   ---------        ----------      ----------      ----------      ----------
Total Petro Shareholders                              26,573                             2,766             578             279
                                                   =========        ==========      ==========      ==========      ==========
Existing Star Public Unitholders                          --             3,832              --              --              --

New Star Units
-------------------------------------------
Debt and Preferred Stock Exchange                         --               104              --              --              --

Public Offering                                           --             6,375              --              --              --
                                                                    ----------      ----------      ----------      ----------
Pro Forma Star Units Outstanding                          --            10,311           2,766             578             279
                                                                    ==========      ==========      ==========      ==========

General Assumptions
-------------------------------------------
Exchange Ratio (Petro Share / Star Unit)                  --                --         0.13064         0.15913         0.15913

Star Historical MQD                                   $2.200

Star Pro Forma MQD                                    $2.300

GP Interest                                             2.0%


                                                                      Pro Forma Star Units
                                                    ----------------------------------------------------------------        GP
                                                       Total              DPUs          Total Units     Fully-Diluted    Incentive
Petro Shareholders (A only)                            Units            (Sr Sub)        (incl. DPUs)      Ownership    Distributions
-------------------------------------------         ----------        ------------      ------------     ------------  -------------
Class A                                                  1,688               423              2,111             14.2%          46.6%

Petro Shareholders (excluding A only)
-------------------------------------------

Class A (to receive Sr Sub Units)                        1,079               271              1,349              9.1%          29.8%

Class A & C (to receive Jr Sub Units)                      857               215              1,072              7.2%          23.7%

Class B                                                     --                --                 --                --             --
                                                    ----------        ----------         ----------        ----------     ----------
Total Petro Shareholders (excluding A only)              1,936               486              2,422             16.3%          53.4%
                                                    ----------        ----------         ----------        ----------     ----------
Total Petro Shareholders                                 3,624               909              4,533             30.5%         100.0%
                                                    ==========        ==========         ==========        ==========     ==========
Existing Star Public Unitholders                         3,832                --              3,832             25.8%             --

New Star Units
-------------------------------------------
Debt and Preferred Stock Exchange                          104                --                104              0.7%             --

Public Offering                                          6,375                --              6,375             43.0%             --
                                                    ----------        ----------         ----------        ----------     ----------
Pro Forma Star Units Outstanding                        13,934               909             14,843            100.0%         100.0%
                                                    ==========        ==========         ==========        ==========     ==========
General Assumptions
-------------------------------------------
Exchange Ratio (Petro Share / Star Unit)                    --                --                 --               --             --

Star Historical MQD

Star Pro Forma MQD

GP Interest

DPU Distribution      Pro rata distribution of Sr Sub Units based upon Petro pro forma ownership of total Star Units issued to Petro. Up to 303,000 DPUs can be earned each year if Petro provides
                      $0.50 per Unit accretion to Star, up to a maximum of 909,000 DPUs.

GP Incentive
  Distributions       Pro rata distribution based upon Petro pro forma ownership of total Star Units issued to Petro.

Petro Debt &
  Preferred Exchange  Petro will issue to holders of certain Petro debt and preferred stock 3.37 shares of Petro Junior Convertible Preferred Stock for each $1,000 in principal or liquidation value. Each share of Petro Junior Convertible Preferred Stock will be exchangeable into 0.13 Star Common Units.

------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 2

LOGO PETRO     Project Intense Heat
------------------------------------------------------------------------------






                               Pro Forma Analysis







------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 3

LOGO PETRO      Pro Forma Analysis
                Petro Summary Historical Financial Data
--------------------------------------------------------------------------------


                      PETROLEUM HEAT AND POWER CO., INC.
                       Summary Historical Financial Data
                 (In thousands, except as otherwise indicated)

                                                                       At or for the Year Ended December 31,
                                                         ------------------------------------------------------------
INCOME STATEMENT DATA                                        1993            1994            1995            1996
------------------------------------------------------   ------------    ------------    ------------    ------------
Net Sales                                                  $538,526        $546,677        $609,507        $608,161
Gross Profit (after direct delivery expense)                141,815         150,701         185,048         147,671
EBITDA (1)                                                   48,436          55,387          56,753          42,070
EBITDA (including SGU Distributions) (1)                     48,436          55,387          56,753          46,383
EBIT                                                         13,772          22,992          17,710          12,125
Net Income (Loss) before Extraordinary Items                 (7,564)         (3,611)        (22,043)        (21,901)
Net Income (Loss)                                            (8,431)         (4,265)        (23,479)        (28,315)
Net Income (Loss) to Common                                 (11,798)         (7,776)        (26,742)        (30,704)
Cash Flow (Loss) to Common                                   25,971          28,905          16,028           8,764
Less: Maintenance Capex (2)                                   3,000           3,000           3,000           3,000
Free Cash Flow (Loss)                                        22,971          25,905          13,028           5,764

PER SHARE DATA
------------------------------------------------------
Earnings (Loss) per Share before Extra Items                 ($0.50)         ($0.33)         ($1.00)         ($0.95)
Earnings (Loss) per Share                                    ($0.54)         ($0.36)         ($1.06)         ($1.20)
Cash Flow (Loss) per Share                                    $1.19           $1.32           $0.63           $0.34
Free Cash Flow (Loss) per Share                               $1.06           $1.18           $0.51           $0.23
Dividends Paid per Share                                      $0.53           $0.55           $0.60           $0.60
Weighted Average Shares Outstanding                          21,755          21,897          25,324          25,593

BALANCE SHEET DATA
------------------------------------------------------
Working Capital                                             $16,694         $28,345         $65,408         $18,093
Total Assets                                                256,589         397,174         357,241         275,025
Total Debt (including short-term)                           213,344         315,562         341,430         316,384
Preferred Stock (including current maturities)               25,000          20,834          16,667          12,500
Total Stockholders' Equity (Deficiency)                     (61,964)        (66,176)       (100,903)       (145,733)
Total Capitalization                                        176,380         270,220         257,194         183,151

FINANCIAL RATIO DATA
------------------------------------------------------
Interest Expense                                            $22,156         $25,282         $41,084         $34,669
EBITDA to Interest Expense                                    2.2 x           2.2 x           1.4 x           1.2 x
EBITDA (including SGU Distributions) to Interest Expense      2.2 x           2.2 x           1.4 x           1.3 x
Total Debt to EBITDA                                          4.4 x           5.7 x           6.0 x           7.5 x
Total Debt to EBITDA (including SGU Distributions)            4.4 x           5.7 x           6.0 x           6.8 x
Total Debt to Total Capitalization                           121.0%          116.8%          132.8%          172.7%
Total Debt & Preferred to Total Capitalization               135.1%          124.5%          139.2%          179.6%

                                                                           At or for the Year Ended December 31, 1997
                                                         -------------------------------------------------------------------------
INCOME STATEMENT DATA                                         Q1              Q2              Q3              Q4         Total
------------------------------------------------------   ------------    ------------    -------------   -----------   -----------
Net Sales                                                  $248,095         $87,972         $50,788        $161,286     $548,141
Gross Profit (after direct delivery expense)                 72,443          17,793           4,161          43,990      138,387
EBITDA (1)                                                   47,147          (6,945)        (20,908)         16,716       36,010
EBITDA (including SGU Distributions) (1)                     48,524          (5,568)        (19,532)         18,093       41,517
EBIT                                                         39,796         (14,380)        (28,362)          9,210        6,264
Net Income (Loss) before Extraordinary Items                 33,388         (27,454)        (40,316)         11,483      (22,899)
Net Income (Loss)                                            33,388         (27,454)        (40,316)         11,483      (22,899)
Net Income (Loss) to Common                                  32,492         (28,375)        (42,177)         10,517      (27,543)
Cash Flow (Loss) to Common                                   39,328         (17,035)        (30,400)          7,000       (1,107)
Less: Maintenance Capex (2)                                     750             750             750             750        3,000
Free Cash Flow (Loss)                                        38,578         (17,785)        (31,150)          6,250       (4,107)

PER SHARE DATA
------------------------------------------------------
Earnings (Loss) per Share before Extra Items                  $1.26          ($1.09)         ($1.61)          $0.40       ($1.06)
Earnings (Loss) per Share                                     $1.26          ($1.09)         ($1.61)          $0.40       ($1.06)
Cash Flow (Loss) per Share                                    $1.53          ($0.66)         ($1.16)          $0.27       ($0.04)
Free Cash Flow (Loss) per Share                               $1.50          ($0.69)         ($1.19)          $0.24       ($0.16)
Dividends Paid per Share                                      $0.08           $0.08           $0.08           $0.08        $0.30
Weighted Average Shares Outstanding                          25,759          25,935          26,147          26,359       26,050

BALANCE SHEET DATA
------------------------------------------------------
Working Capital                                             $78,544         $54,179          $5,414         $12,436      $12,436
Total Assets                                                296,338         259,761         223,918         247,846      247,846
Total Debt (including short-term)                           297,888         291,654         291,472         294,348      294,348
Preferred Stock (including current maturities)               42,500          42,500          38,334          36,656       36,656
Total Stockholders' Equity (Deficiency)                    (116,158)       (145,848)       (189,361)       (177,033)    (177,033)
Total Capitalization                                        224,230         188,306         140,445         153,971      153,971

FINANCIAL RATIO DATA
------------------------------------------------------
Interest Expense                                             $8,805          $8,344          $8,432          $8,232      $33,813
EBITDA to Interest Expense                                       --              --              --              --        1.1 x
EBITDA (including SGU Distributions) to Interest Expense         --              --              --              --        1.2 x
Total Debt to EBITDA                                             --              --              --              --        8.2 x
Total Debt to EBITDA (including SGU Distributions)               --              --              --              --        7.1 x
Total Debt to Total Capitalization                           132.8%          154.9%          207.5%          191.2%       191.2%
Total Debt & Preferred to Total Capitalization               151.8%          177.5%          234.8%          215.0%       215.0%


                                                                                            LTM
                                                                   Fiscal 1998             Ended
                                                           ----------------------------   June 30,
INCOME STATEMENT DATA                                           Q1             Q2           1998
------------------------------------------------------     ------------  --------------  -----------
Net Sales                                                    $183,139        $66,227       $461,440
Gross Profit (after direct delivery expense)                   63,483         14,081        125,715
EBITDA (1)                                                     40,733         (6,355)        30,186
EBITDA (including SGU Distributions) (1)                       42,154         (4,934)        35,781
EBIT                                                           33,318        (13,432)           734
Net Income (Loss) before Extraordinary Items                   26,978        (22,974)       (24,829)
Net Income (Loss)                                              26,978        (22,974)       (24,829)
Net Income (Loss) to Common                                    25,415        (23,939)       (30,184)
Cash Flow (Loss) to Common                                     32,165        (12,857)        (4,092)
Less: Maintenance Capex (2)                                       750            750          3,000
Free Cash Flow (Loss)                                          31,415        (13,607)        (7,092)

PER SHARE DATA
------------------------------------------------------
Earnings (Loss) per Share before Extra Items                    $0.96         ($0.90)        ($1.14)
Earnings (Loss) per Share                                       $0.96         ($0.90)        ($1.14)
Cash Flow (Loss) per Share                                      $1.21         ($0.48)        ($0.15)
Free Cash Flow (Loss) per Share                                 $1.18         ($0.51)        ($0.27)
Dividends Paid per Share
Weighted Average Shares Outstanding                            26,564         26,571         26,410

BALANCE SHEET DATA
------------------------------------------------------
Working Capital                                               $40,653        $23,139        $23,139
Total Assets                                                  248,777        229,120        229,120
Total Debt (including short-term)                             287,010        286,978        286,978
Preferred Stock (including current maturities)                 36,819         36,854         36,854
Total Stockholders' Equity (Deficiency)                      (151,137)      (175,066)      (175,066)
Total Capitalization                                          172,692        148,766        148,766

FINANCIAL RATIO DATA
------------------------------------------------------
Interest Expense                                               $8,275         $8,210        $33,149
EBITDA to Interest Expense                                         --             --          0.9 x
EBITDA (including SGU Distributions) to Interest Expense           --             --          1.1 x
Total Debt to EBITDA                                               --             --          9.5 x
Total Debt to EBITDA (including SGU Distributions)                 --             --          8.0 x
Total Debt to Total Capitalization                             166.2%         192.9%         192.9%
Total Debt & Preferred to Total Capitalization                 187.5%         217.7%         217.7%

---------------
(1) EBITDA excludes non-recurring expenses.
(2) Petro provided estimate for maintenance capital expenditures.


------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 4

LOGO PETRO     Pro Forma Analysis
               Star Gas Summary Historical Financial Data
--------------------------------------------------------------------------------

                            STAR GAS PARTNERS, L.P.
                       Summary Historical Financial Data
                 (In thousands, except as otherwise indicated)


                                                         At or for the Year Ended September 30,
                                                   -------------------------------------------------
INCOME STATEMENT DATA                                 1993         1994         1995         1996
------------------------------------------------   ----------   ----------   ----------   ----------
Sales                                              $ 143,216    $ 128,040    $ 104,550    $ 119,634
Gross Profit (after delivery and branch expense)      23,103       27,957       19,668       26,327
EBITDA                                                19,437       21,946       13,541       19,870
EBIT                                                 (30,313)       8,907        3,468       10,062
Net Income (Loss)                                    (47,049)      (1,404)      (6,169)       2,593
Limited Partners' Interest in Net Income (Loss)
Cash Flow (Loss)                                       4,271       11,966        5,626       13,083
Maintenance Capex                                      4,688        5,419        7,988        5,332
Distributable Cash Flow (Loss)                          (417)       6,547       (2,362)       7,751

PER UNIT DATA
------------------------------------------------
Net Income (Loss) per Unit
Cash Flow (Loss) per Unit
Distributable Cash Flow (Loss) per Unit
Cash Distributions per Unit                                                                   $1.17  (1)
Weighted Avg. Limited Partner Units Outstanding

BALANCE SHEET DATA
------------------------------------------------
Working Capital (Deficit)                                          $1,976        ($486)      $7,546
Total Assets                                                      147,608      155,393      156,913
Total Debt (including short-term)                                  74,929        2,137       87,350
Cumulative Redeemable Preferred Stock                               8,264        8,625           --
Total Partners' Capital                                            44,328       44,305       61,398
Total Capitalization                                              127,521       55,067      148,748

FINANCIAL RATIO DATA
------------------------------------------------
Interest Expense                                     $16,479      $10,497       $8,549       $7,124
EBITDA to Interest Expense                             1.2 x        2.1 x        1.6 x        2.8 x
Total Debt to EBITDA                                                3.4 x        0.2 x        4.4 x
Total Debt to Total Capitalization                                  58.8%         3.9%        58.7%


                                                              At or for the Year Ended September 30, 1997
                                                     ------------------------------------------------------------
INCOME STATEMENT DATA                                    Q1          Q2          Q3           Q4          Total
------------------------------------------------     ----------  ----------  ----------   ----------   ----------
Sales                                                $  50,876   $  46,442   $  20,078    $  17,763    $ 135,159
Gross Profit (after delivery and branch expense)        12,001      12,019       1,744          757       26,521
EBITDA                                                  10,402       9,725         253         (677)      19,703
EBIT                                                     7,816       7,095      (2,400)      (3,213)       9,298
Net Income (Loss)                                        5,892       5,325      (4,143)      (5,062)       2,012
Limited Partners' Interest in Net Income (Loss)          5,774       5,218      (4,060)      (4,960)      (1,972)
Cash Flow (Loss)                                         8,650       8,049      (1,245)      (2,430)      13,024
Maintenance Capex                                        2,517       1,271         666          825        5,279
Distributable Cash Flow (Loss)                           6,133       6,778      (1,911)      (3,255)       7,745

PER UNIT DATA
------------------------------------------------
Net Income (Loss) per Unit                               $1.10       $0.99      ($0.77)      ($0.94)       $0.37
Cash Flow (Loss) per Unit                                $1.61       $1.50      ($0.23)      ($0.45)       $2.42
Distributable Cash Flow (Loss) per Unit                  $1.14       $1.26      ($0.36)      ($0.61)       $1.44
Cash Distributions per Unit                              $0.55       $0.55       $0.55        $0.55        $2.20
Weighted Avg. Limited Partner Units Outstanding          5,271       5,271       5,271        5,271        5,271

BALANCE SHEET DATA
------------------------------------------------
Working Capital (Deficit)                              $12,428     $14,583      $9,684       $3,319       $3,319
Total Assets                                           168,485     158,678     153,767      147,469      147,469
Total Debt (including short-term)                       91,850      85,000      85,000       85,000       85,000
Cumulative Redeemable Preferred Stock                       --          --          --           --           --
Total Partners' Capital                                 64,332      66,699      59,598       51,578       51,578
Total Capitalization                                   156,182     151,699     144,598      136,578      136,578

FINANCIAL RATIO DATA
------------------------------------------------
Interest Expense                                        $1,848      $1,771      $1,671       $1,676       $6,966
EBITDA to Interest Expense                                  --          --          --           --        2.8 x
Total Debt to EBITDA                                        --          --          --           --        4.3 x
Total Debt to Total Capitalization                       58.8%       56.0%       58.8%        62.2%        62.2%


                                                                                           LTM
                                                               Fiscal 1998                Ended
                                                   ----------------------------------    June 30,
INCOME STATEMENT DATA                                  Q1          Q2          Q3          1998
------------------------------------------------   ----------- ----------- ----------
Sales                                              $  41,844   $  37,884   $  16,243    $ 113,734
Gross Profit (after delivery and branch expense)      10,041      12,736       1,187       24,721
EBITDA                                                 8,672      11,287        (415)      18,867
EBIT                                                   5,847       8,381      (3,328)       7,687
Net Income (Loss)                                      3,707       6,363      (5,235)        (227)
Limited Partners' Interest in Net Income (Loss)        3,633       6,236      (5,130)        (221)
Cash Flow (Loss)                                       6,690       9,421      (2,179)      11,502
Maintenance Capex                                      2,085         943         797        4,650
Distributable Cash Flow (Loss)                         4,605       8,478      (2,976)       6,852

PER UNIT DATA
------------------------------------------------
Net Income (Loss) per Unit                             $0.66       $1.00      ($0.82)      ($0.04)
Cash Flow (Loss) per Unit                              $1.20       $1.48      ($0.34)       $1.94
Distributable Cash Flow (Loss) per Unit                $0.82       $1.33      ($0.47)       $1.16
Cash Distributions per Unit                            $0.55       $0.55       $0.55        $2.20
Weighted Avg. Limited Partner Units Outstanding        5,474       6,228       6,228        5,800

BALANCE SHEET DATA
------------------------------------------------
Working Capital (Deficit)                            $10,475     $14,841      $4,242       $4,242
Total Assets                                         179,451     178,308     173,265      173,265
Total Debt (including short-term)                     96,000      96,000      96,950       96,950
Cumulative Redeemable Preferred Stock                     --          --          --           --
Total Partners' Capital                               71,883      74,751      66,020       66,020
Total Capitalization                                 167,883     170,751     162,970      162,970

FINANCIAL RATIO DATA
------------------------------------------------
Interest Expense                                      $2,086      $1,875      $1,873       $7,510
EBITDA to Interest Expense                                --          --          --        2.5 x
Total Debt to EBITDA                                      --          --          --        5.1 x
Total Debt to Total Capitalization                     57.2%       56.2%       59.5%        59.5%

Note: Financial data prior to December 20, 1995 reflects operations of the
      Predecessor Company.
(1) Includes two quarters of distributions and a pro rata distribution of $0.0725 per Unit for the period December 20, 1995 to December 31, 1995.

------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 5

LOGO PETRO      Pro Forma Analysis
                Pro Forma Unit Coverage Analysis
------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
                        Pro Forma Unit Coverage Analysis
                  (In thousands, except as otherwise indicated)

                                                           Projected for the Year Ended September 30,
                                              --------------------------------------------------------------------
                                                                           15 Year Weather Case
                                                         ---------------------------------------------------------
                                              Estimated  Normalized
Pro Forma EBITDA                                1998E       1998E       1999E       2000E       2001E       2002E
------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
Star                                          $ 18,781    $ 20,731    $ 23,032    $ 24,465    $ 25,898    $ 27,331
Petro                                           37,630      44,749      46,094      49,605      52,824      55,897
Synergies                                          500         500         500         500         500         500
                                             ---------   ---------   ---------   ---------   ---------   ---------
Pro Forma EBITDA                              $ 56,911    $ 65,980    $ 69,626    $ 74,570    $ 79,222    $ 83,728

Distributable Cash Flow
------------------------------------------
Pro Forma EBITDA                              $ 56,911    $ 65,980    $ 69,626    $ 74,570    $ 79,222    $ 83,728
Interest Expense                               (27,722)    (27,722)    (28,186)    (29,479)    (31,065)    (32,560)
Maintenance Capex                               (6,210)     (6,210)     (6,298)     (6,419)     (6,541)     (6,667)
Other                                             (525)       (525)       (525)       (525)       (525)       (525)
                                             ---------   ---------   ---------   ---------   ---------   ---------
Distributable Cash Flow                       $ 22,454    $ 31,523    $ 34,617    $ 38,147    $ 41,091    $ 43,976

Weighted Average Units Outstanding
------------------------------------------
Common Units                                    10,311      10,311      10,682      11,260      11,676      12,111
Senior Subordinated Units (incl. DPUs)           2,766       2,766       2,766       3,069       3,372       3,675
Junior Subordinated & General Partner Units        857         857         857         857         857         857
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total Weighted Average Units Outstanding        13,934      13,934      14,305      15,186      15,905      16,643

Distributable Cash Flow per Unit
------------------------------------------
Common Units                                  $   2.18    $   3.06    $   3.24    $   3.39    $   3.52    $   3.63
Senior Subordinated Units (incl. DPUs)        $   1.72    $   2.41    $   2.57    $   2.66    $   2.73    $   2.79
Junior Subordinated & General Partner Units   $   1.61    $   2.26    $   2.42    $   2.51    $   2.58    $   2.64
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total Units Outstanding                       $   1.61    $   2.26    $   2.42    $   2.51    $   2.58    $   2.64

Distributions per Unit
------------------------------------------
MQD per Unit                                  $   2.20    $   2.20    $   2.30    $   2.30    $   2.30    $   2.30
Indicated Distribution per Unit               $   2.20    $   2.20    $   2.30    $   2.40    $   2.40    $   2.50

MQD Coverage per Unit
------------------------------------------
Common Units                                    0.99 x      1.39 x      1.41 x      1.47 x      1.53 x      1.58 x
Senior Subordinated Units (incl. DPUs)          0.78 x      1.10 x      1.12 x      1.16 x      1.19 x      1.21 x
Junior Subordinated & General Partner Units     0.73 x      1.03 x      1.05 x      1.09 x      1.12 x      1.15 x
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total Units                                     0.73 x      1.03 x      1.05 x      1.09 x      1.12 x      1.15 x

Indicated Distribution Coverage per Unit
------------------------------------------
Common Units                                    0.99 x      1.39 x      1.41 x      1.41 x      1.47 x      1.45 x
Senior Subordinated Units (incl. DPUs)          0.78 x      1.10 x      1.12 x      1.11 x      1.14 x      1.11 x
Junior Subordinated & General Partner Units     0.73 x      1.03 x      1.05 x      1.05 x      1.08 x      1.06 x
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total Units                                     0.73 x      1.03 x      1.05 x      1.05 x      1.08 x      1.06 x


                                                            Projected for the Year Ended September 30,
                                              ---------------------------------------------------------------------
                                                                       30 Year Weather Case
                                                          ---------------------------------------------------------
                                              Estimated   Normalized
Pro Forma EBITDA                                1998E       1998E       1999E       2000E       2001E       2002E
------------------------------------------    ---------   ---------  ----------  ----------  ----------  ----------
Star                                          $ 18,781    $ 22,135    $ 24,491    $ 26,029    $ 27,566    $ 29,104
Petro                                           37,630      46,900      48,881      53,536      57,814      61,900
Synergies                                          500         500         500         500         500         500
                                              ---------   ---------  ----------  ----------  ----------  ----------
Pro Forma EBITDA                              $ 56,911    $ 69,535    $ 73,872    $ 80,065    $ 85,880    $ 91,504

Distributable Cash Flow
------------------------------------------
Pro Forma EBITDA                              $ 56,911    $ 69,535    $ 73,872    $ 80,065    $ 85,880    $ 91,504
Interest Expense                               (27,722)    (27,608)    (28,857)    (31,150)    (33,254)    (35,120)
Maintenance Capex                               (6,210)     (6,210)     (6,273)     (6,393)     (6,516)     (6,641)
Other                                             (525)       (525)       (525)       (525)       (525)       (525)
                                              ---------   ---------  ----------  ----------  ----------  ----------
Distributable Cash Flow                       $ 22,454    $ 35,192    $ 38,217    $ 41,997    $ 45,585    $ 49,218

Weighted Average Units Outstanding
------------------------------------------
Common Units                                    10,311      10,311      10,311      10,357      10,550      10,874
Senior Subordinated Units (incl. DPUs)           2,766       2,766       2,766       3,069       3,372       3,675
Junior Subordinated & General Partner Units        857         857         857         857         857         857
                                              ---------   ---------  ----------  ----------  ----------  ----------
Total Weighted Average Units Outstanding        13,934      13,934      13,934      14,284      14,780      15,407

Distributable Cash Flow per Unit
------------------------------------------
Common Units                                  $   2.18    $   3.41    $   3.71    $   4.05    $   4.32    $   4.53
Senior Subordinated Units (incl. DPUs)        $   1.72    $   2.69    $   2.92    $   3.13    $   3.27    $   3.38
Junior Subordinated & General Partner Units   $   1.61    $   2.53    $   2.74    $   2.94    $   3.08    $   3.19
                                              ---------   ---------  ----------  ----------  ----------  ----------
Total Units Outstanding                       $   1.61    $   2.53    $   2.74    $   2.94    $   3.08    $   3.19

Distributions per Unit
------------------------------------------
MQD per Unit                                  $   2.20    $   2.20    $   2.30    $   2.30    $   2.30    $   2.30
Indicated Distribution per Unit               $   2.20    $   2.20    $   2.30    $   2.50    $   2.70    $   2.90

MQD Coverage per Unit
------------------------------------------
Common Units                                    0.99 x      1.55 x      1.61 x      1.76 x      1.88 x      1.97 x
Senior Subordinated Units (incl. DPUs)          0.78 x      1.22 x      1.27 x      1.36 x      1.42 x      1.47 x
Junior Subordinated & General Partner Units     0.73 x      1.15 x      1.19 x      1.28 x      1.34 x      1.39 x
                                              ---------   ---------  ----------  ----------  ----------  ----------
Total Units                                     0.73 x      1.15 x      1.19 x      1.28 x      1.34 x      1.39 x

Indicated Distribution Coverage per Unit
------------------------------------------
Common Units                                    0.99 x      1.55 x      1.61 x      1.62 x      1.60 x      1.56 x
Senior Subordinated Units (incl. DPUs)          0.78 x      1.22 x      1.27 x      1.25 x      1.21 x      1.17 x
Junior Subordinated & General Partner Units     0.73 x      1.15 x      1.19 x      1.18 x      1.14 x      1.10 x
                                              ---------   ---------  ----------  ----------  ----------  ----------
Total Units                                     0.73 x      1.15 x      1.19 x      1.18 x      1.14 x      1.10 x

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 6

Pro Forma Analysis
Pro Forma Credit Analysis

                              PROJECT INTENSE HEAT
                            Pro Forma Credit Analysis
                  (In thousands, except as otherwise indicated)

                                                    Projected for the Year Ended September 30,
                                        ------------------------------------------------------------------
                                                                      15 Year Weather Case
                                         Estimated    ----------------------------------------------------
Pro Forma EBITDA                          1998E         1999E         2000E         2001E         2002E
------------------------------------    ----------    ----------    ----------    ----------    ----------
Star                                    $  18,781     $  23,032     $  24,465     $  25,898     $  27,331
Petro                                      37,630        46,094        49,605        52,824        55,897
Synergies                                     500           500           500           500           500
                                        ----------    ----------    ----------    ----------    ----------
Pro Forma EBITDA                        $  56,911     $  69,626     $  74,570     $  79,222     $  83,728

Distributable Cash Flow
------------------------------------
Pro Forma EBITDA                        $  56,911     $  69,626     $  74,570     $  79,222     $  83,728
Interest Expense                          (27,722)      (28,186)      (29,479)      (31,065)      (32,560)
Maintenance Capex                          (6,210)       (6,298)       (6,419)       (6,541)       (6,667)
Other                                        (525)         (525)         (525)         (525)         (525)
                                        ----------    ----------    ----------    ----------    ----------
Distributable Cash Flow                 $  22,454     $  34,617     $  38,147     $  41,091     $  43,976

Fixed Charges
------------------------------------
Interest Expense                        $  27,722     $  28,186     $  29,479     $  31,065     $  32,560
Lease and Rental Expense                    5,281         4,676         4,058         3,642         3,541
                                        ----------    ----------    ----------    ----------    ----------
Total Fixed Charges                     $  33,003     $  32,862     $  33,537     $  34,707     $  36,101

Pro Forma Balance Sheet Data
------------------------------------
Working Capital                         $   7,177     $   7,177     $   7,177     $   7,177     $   7,177
Total Assets                              376,824       379,732       379,450       373,923       363,512
Total Long-Term Debt                      314,234       329,549       351,798       372,734       393,010
Total Partners' Capital (Deficit)         (37,889)      (55,252)      (84,504)     (117,291)     (154,104)
Total Capitalization                      276,345       274,297       267,294       255,443       238,906

Pro Forma Credit Analysis
------------------------------------
Interest Coverage Ratio (1)                2.05 x        2.47 x        2.53 x        2.55 x        2.57 x
Fixed Charge Coverage Ratio (2)            1.72 x        2.12 x        2.22 x        2.28 x        2.32 x
Total Debt to Total Capitalization         113.7%        120.1%        131.6%        145.9%        164.5%
Total Debt to EBITDA                       5.52 x        4.73 x        4.72 x        4.70 x        4.69 x
Total Debt to Distributable Cash Flow     13.99 x        9.52 x        9.22 x        9.07 x        8.94 x

                                                      Projected for the Year Ended September 30,
                                         ------------------------------------------------------------------
                                                                       30 Year Weather Case
                                         Estimated     ----------------------------------------------------
Pro Forma EBITDA                           1998E         1999E         2000E         2001E         2002E
------------------------------------     ----------    ----------    ----------    ----------    ----------
Star                                     $  18,781     $  24,491     $  26,029     $  27,566     $  29,104
Petro                                       37,630        48,881        53,536        57,814        61,900
Synergies                                      500           500           500           500           500
                                         ----------    ----------    ----------    ----------    ----------
Pro Forma EBITDA                         $  56,911     $  73,872     $  80,065     $  85,880     $  91,504

Distributable Cash Flow
------------------------------------
Pro Forma EBITDA                         $  56,911     $  73,872     $  80,065     $  85,880     $  91,504
Interest Expense                           (27,722)      (28,857)      (31,150)      (33,254)      (35,120)
Maintenance Capex                           (6,210)       (6,273)       (6,393)       (6,516)       (6,641)
Other                                         (525)         (525)         (525)         (525)         (525)
                                         ----------    ----------    ----------    ----------    ----------
Distributable Cash Flow                  $  22,454     $  38,217     $  41,997     $  45,585     $  49,218

Fixed Charges
------------------------------------
Interest Expense                         $  27,722     $  28,857     $  31,150     $  33,254     $  35,120
Lease and Rental Expense                     5,281         4,676         4,058         3,642         3,541
                                         ----------    ----------    ----------    ----------    ----------
Total Fixed Charges                      $  33,003     $  33,533     $  35,208     $  36,896     $  38,661

Pro Forma Balance Sheet Data
------------------------------------
Working Capital                          $   7,177     $   7,177     $   7,177     $   7,177     $   7,177
Total Assets                               376,824       384,961       389,763       388,457       381,446
Total Long-Term Debt                       314,234       348,066       379,371       405,538       430,848
Total Partners' Capital (Deficit)          (37,889)      (69,178)     (103,669)     (138,643)     (178,219)
Total Capitalization                       276,345       278,888       275,702       266,895       252,629

Pro Forma Credit Analysis
------------------------------------
Interest Coverage Ratio (1)                 2.05 x        2.56 x        2.57 x        2.58 x        2.61 x
Fixed Charge Coverage Ratio (2)             1.72 x        2.20 x        2.27 x        2.33 x        2.37 x
Total Debt to Total Capitalization          113.7%        124.8%        137.6%        151.9%        170.5%
Total Debt to EBITDA                        5.52 x        4.71 x        4.74 x        4.72 x        4.71 x
Total Debt to Distributable Cash Flow      13.99 x        9.11 x        9.03 x        8.90 x        8.75 x

---------------
(1) Interest coverage ratio is EBITDA divided by interest expense.
(2) Fixed charge coverage ratio is EBITDA divided by total fixed charges.

------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 7

LOGO PETRO     Project Intense Heat
------------------------------------------------------------------------------






                          Unit Reference Value Analysis





------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 8

LOGO PETRO     Unit Reference Value Analysis
               Unit Reference Value Analysis Summary
------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
                      Unit Reference Value Analysis Summary

                                                                                                        Dain
                                                                              15 Year     30 Year     Rauscher
                                                                  Downside     Weather     Weather     Wessels
Indicated Reference Values per Star Unit                            Case        Case        Case        Case
----------------------------------------------------------       ---------   ---------   ---------   ---------
Common Unit                                                       $ 20.75     $ 26.33     $ 31.55     $ 22.54

Senior Subordinated Unit                                          $ 17.74     $ 26.90     $ 35.62     $ 22.76

Junior Subordinated / General Partner Unit                        $ 13.74     $ 20.78     $ 27.83     $ 17.73


Exchange Ratio (Petro Share / Star Unit)
----------------------------------------------------------
Senior Subordinated Unit                                          0.13064     0.13064     0.13064     0.13064

Junior Subordinated / General Partner Unit                        0.15913     0.15913     0.15913     0.15913

Implied Reference Value per Petro Share                                   Senior Subordinated Unit
----------------------------------------------------------      ----------------------------------------------
Implied Reference Value (excluding DPUs and GP Incentives)        $  2.32     $  2.98     $  3.80     $  2.54

DPUs and GP Incentives Value                                           --        0.54        0.85        0.43
                                                                 ---------   ---------   ---------   ---------
Total Implied Reference Value                                     $  2.32     $  3.51     $  4.65     $  2.97
                                                                 =========   =========   =========   =========

Implied Reference Value per Petro Share                           Junior Subordinated / General Partner Unit
                                                                ----------------------------------------------
Implied Reference Value (excluding DPUs and GP Incentives)        $  2.19     $  2.76     $  3.57     $  2.39

DPUs and GP Incentives Value                                         0.54        0.86        0.44
Total Implied Reference Value                                     $  2.19     $  3.31     $  4.43     $  2.82

------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 9

LOGO PETRO     Unit Reference Value Analysis
               Unit Reference Value Analysis Discount Rate Assumptions
------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
             Unit Reference Value Analysis Discount Rate Assumptions

                                                                        15 Year                30 Year            Dain Rauscher
                                               Downside Case          Weather Case           Weather Case          Wessels Case
                                           --------------------   --------------------   --------------------   --------------------
                                           Discount  Bps Spread   Discount  Bps Spread   Discount  Bps Spread   Discount  Bps Spread
                                             Rate     to Common     Rate     to Common     Rate     to Common     Rate     to Common
                                           --------  ----------   --------  ----------   --------  ----------   --------  ----------
Common Unit                                 11.30%          --      9.50%          --      9.00%          --     10.75%          --

Senior Subordinated Unit
------------------------------------------
Senior Subordinated Unit Distributions      13.30%     200 bps     11.00%     150 bps      9.75%      75 bps      12.50%    175 bps

Petro Incentive Distributions (DPU)             --          --     13.00%     350 bps     12.50%     350 bps      14.25%    350 bps

GP Incentive Distributions                      --          --     13.50%     400 bps     13.00      400 bps      14.75%    400 bps


Junior Subordinated / General Partner Unit
------------------------------------------
Junior Subordinated Unit Distributions      14.30%     300 bps     12.00%     250 bps     10.50%     150 bps      13.50%    275 bps

Petro Incentive Distributions (DPU)             --          --     13.00%     350 bps     12.50%     350 bps      14.25%    350 bps

GP Incentive Distributions                      --          --     13.50%     400 bps     13.00%     400 bps      14.75%    400 bps


Dain Rauscher Wessels                                                   Page 10

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Projected Indicated Distribution per Unit and Cash Distributions per Unit Class

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
Projected Indicated Distribution per Unit and Cash Distributions per Unit Class
                 (In thousands, except as otherwise indicated)

                                                                                       Projected for the Year Ended September 30,
                                                                                    -----------------------------------------------
                                                                                                  15 Year Weather Case
                                                                                    -----------------------------------------------
Distributable Cash Flow                                                               1999E        2000E        2001E       2002E
----------------------------------------------                                      ---------    ---------    ---------   ---------
Distributable Cash Flow                                                              $34,617      $38,147      $41,091     $43,976
Indicated Distribution per Unit                                                        $2.30        $2.40        $2.40       $2.50

Cash Distributions
----------------------------------------------
Distributions to Unitholders                                                         $32,902      $36,447      $38,173     $41,608
GP Incentive Distributions                                                                 0            0            0         247
                                                                                    ---------    ---------    ---------   ---------
Total Cash Distributions                                                             $32,902      $36,447      $38,173     $41,855
                                                                                    =========    =========    =========   =========

Weighted Average Units Outstanding
----------------------------------------------
Common Units                                                                          10,682       11,260       11,676      12,111
Senior Subordinated Units (Incl. DPUs)                                                 2,766        3,069        3,372       3,675
Junior Subordinated Units                                                                578          578          578         578
General Partner Units                                                                    279          279          279         279
                                                                                    ---------    ---------    ---------   ---------
Total Units Outstanding                                                               14,305       15,186       15,905      16,643

                                                                     Splits
                                                             ----------------------
                                                  Annual       Unit.        GP
GP Incentive Distributions Targets                Target      holders    Incentives
----------------------------------------------   ---------   ---------   ----------
Minimum Quarterly Distribution                     $2,300       98%           2%
First Target Distribution                          $2,416       98%           2%
Second Target Distribution                         $2,844       85%          15%
Third Target Distribution                          $3,704       75%          25%
Thereafter                                             --       50%          50%


Cash Distributions prior to First Target
----------------------------------------------
Cash Distributed to Unitholders                                                      $32,902      $36,447      $38,173     $40,210
Allocation to Common Units                                                            24,568       27,023       26,022      29,260
Allocation to Senior Subordinated Units                                                6,363        7,367        8,094       8,880
Allocation to Junior Subordinated Units                                                1,330        1,388        1,388       1,397
Allocation to General Partner Units                                                      641          669          669         673
GP Incentive Distributions                                                                --           --           --          --
Total Cash Distributed                                                                32,902       36,447       38,173      40,210

Cash Distributions First to Second Target
----------------------------------------------
Cash Distributed to Unitholders                                                           $0           $0           $0      $1,398
Allocation to Common Units                                                                 0            0            0       1,017
Allocation to Senior Subordinated Units                                                    0            0            0         309
Allocation to Junior Subordinated Units                                                    0            0            0          49
Allocation to General Partner Units                                                        0            0            0          23
GP Incentive Distributions                                                                 0            0            0         247
Total Cash Distributed                                                                     0            0            0       1,645

Cash Distributions Second to Third Target
----------------------------------------------
Cash Distributed to Unitholders                                                           $0           $0           $0          $0
Allocation to Common Units                                                                 0            0            0           0
Allocation to Senior Subordinated Units                                                    0            0            0           0
Allocation to Junior Subordinated Units                                                    0            0            0           0
Allocation to General Partner Units                                                        0            0            0           0
GP Incentive Distributions                                                                 0            0            0           0
Total Cash Distributed                                                                     0            0            0           0

Cash Distributions Third to Thereafter Target
----------------------------------------------
Cash Distributed to Unitholders                                                           $0           $0           $0          $0
Allocation to Common Units                                                                 0            0            0           0
Allocation to Senior Subordinated Units                                                    0            0            0           0
Allocation to Junior Subordinated Units                                                    0            0            0           0
Allocation to General Partner Units                                                        0            0            0           0
GP Incentive Distributions                                                                 0            0            0           0
Total Cash Distributed                                                                     0            0            0           0


                                                    Projected for the Year Ended September 30,
                                                 -----------------------------------------------
                                                               30 Year Weather Case
                                                 -----------------------------------------------
Distributable Cash Flow                            1999E        2000E        2001E       2002E
----------------------------------------------   ---------    ---------    ---------   ---------
Distributable Cash Flow                           $38,217      $41,997      $45,585     $49,218
Indicated Distribution per Unit                     $2.30        $2.50        $2.70       $2.90

Cash Distributions
----------------------------------------------
Distributions to Unitholders                      $32,049      $35,709      $39,905     $44,680
GP Incentive Distributions                              0          212          714       1,451
                                                 ---------    ---------    ---------   ---------
Total Cash Distributions                          $32,049      $35,921      $40,646     $46,131
                                                 =========    =========    =========   =========

Weighted Average Units Outstanding
----------------------------------------------
Common Units                                      $10,311       10,357       10,550      10,874
Senior Subordinated Units (Incl. DPUs)              2,766        3,069        3,372       3,675
Junior Subordinated Units                             578          578          578         578
General Partner Units                                 279          279          279         279
                                                 ---------    ---------    ---------   ---------
Total Units Outstanding                            13,934       14,284       14,780      15,407












Cash Distributions prior to First Target
----------------------------------------------
Cash Distributed to Unitholders                   $32,049      $34,510      $35,708     $37,223
Allocation to Common Units                         23,715       25,023       25,489      26,272
Allocation to Senior Subordinated Units             6,363        7,416        8,148       8,880
Allocation to Junior Subordinated Units             1,330        1,397        1,397       1,397
Allocation to General Partner Units                   641          673          673         673
GP Incentive Distributions                             --           --           --          --
Total Cash Distributed                             32,049       34,510       35,708      37,223

Cash Distributions First to Second Target
----------------------------------------------
Cash Distributed to Unitholders                        $0       $1,200       $4,197      $6,594
Allocation to Common Units                              0          870        2,996       4,654
Allocation to Senior Subordinated Units                 0          258          958       1,573
Allocation to Junior Subordinated Units                 0           49          164         248
Allocation to General Partner Units                     0           23           79         119
GP Incentive Distributions                              0          212          741       1,164
Total Cash Distributed                                  0        1,412        4,938       7,758

Cash Distributions Second to Third Target
----------------------------------------------
Cash Distributed to Unitholders                        $0           $0           $0        $863
Allocation to Common Units                              0            0            0         609
Allocation to Senior Subordinated Units                 0            0            0         206
Allocation to Junior Subordinated Units                 0            0            0          32
Allocation to General Partner Units                     0            0            0          16
GP Incentive Distributions                              0            0            0         288
Total Cash Distributed                                  0            0            0       1,150

Cash Distributions Third to Thereafter Target
----------------------------------------------
Cash Distributed to Unitholders                        $0           $0           $0          $0
Allocation to Common Units                              0            0            0           0
Allocation to Senior Subordinated Units                 0            0            0           0
Allocation to Junior Subordinated Units                 0            0            0           0
Allocation to General Partner Units                     0            0            0           0
GP Incentive Distributions                              0            0            0           0
Total Cash Distributed                                  0            0            0           0

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                   Page  11

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Projected Indicated Distribution per Unit and Cash Distributions per Unit Class

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
Projected Indicated Distribution per Unit and Cash Distributions per Unit Class
                 (In thousands, except as otherwise indicated)

                                                                     Projected for the Year Ended September 30,
                                                            -----------------------------------------------------------
                                                                              15 Year Weather Case
                                                            -----------------------------------------------------------
Common Unit Cash Distributions                                1999E           2000E            2001E            2002E
-------------------------------------------------           ---------       ---------        ---------        ---------
Cash Distributions prior to First Target                      $24,568         $27,023          $28,022          $29,260
Cash Distributions First to Second Target                           0               0                0            1,017
Cash Distributions Second to Third Target                           0               0                0                0
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                      $24,568         $27,023          $28,022          $30,277
Total Cash Distributions per Unit                              $2,300          $2,400           $2,400           $2,500
Weighted Average units Outstanding                             10,682          11,260           11,676           12,111

Senior Subordinated Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                      $6,363           $7,367           $8,094           $8,880
Cash Distributions First to Second Target                          0                0                0              309
Cash Distributions Second to Third Target                          0                0                0                0
Cash Distributions Third to Thereafter Target                      0                0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                       $6,363          $7,367           $8,094           $9,169
Total Cash Distributions per Unit                              $2,300          $2,400           $2,400           $2,500
Weighted Average Units Outstanding                              2,766           3,069            3,372            3,675

Junior Subordinated Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                       $1,330          $1,388           $1,388           $1,397
Cash Distributions First to Second Target                           0               0                0               49
Cash Distributions Second to Third Target                           0               0                0                0
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                       $1,330          $1,388           $1,388           $1,446
Total Cash Distributions per Unit                              $2,300          $2,400           $2,400           $2,500
Weighted Average Units Outstanding                                578             578              578              578

General Partner Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                         $641            $669             $669             $673
Cash Distributions First to Second Target                           0               0                0               23
Cash Distributions Second to Third Target                           0               0                0                0
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                         $641            $669             $669             $697
Total Cash Distributions per Unit                              $2,300          $2,400           $2,400           $2,500
Weighted Average Units Outstanding                                279             279              279              279

GP Incentive Distributions
-------------------------------------------------
Cash distributions prior to First Target                            -               -                -                -
Cash Distributions First to Second Target                           0              $0               $0             $247
Cash Distributions Second to Third Target                           0               0                0                0
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                           $0              $0               $0             $247
Total Cash Distributions per unit (Sr, Jr & GP)                $0.000          $0.000           $0.000           $0.054
Weighted Average Units Outstanding (Sr, Jr & GP)                3,624           3,927            4,230            4,533
----------------------------------------------------------------------------------------------------------------------
                                                                     Projected for the Year Ended September 30,
                                                            -----------------------------------------------------------
                                                                              30 Year Weather Case
                                                            -----------------------------------------------------------
Common Unit Cash Distributions                                1999E           2000E            2001E            2002E
-------------------------------------------------           ---------       ---------        ---------        ---------
Cash Distributions prior to First Target                      $23,715         $25,023          $25,489          $26,272
Cash Distributions First to Second Target                           0             870            2,996            4,654
Cash Distributions Second to Third Target                           0               0                0              609
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                      $23,715         $25,893          $28,486          $31,535
Total Cash Distributions per Unit                              $2,300          $2,500           $2,700           $2,900
Weighted Average units Outstanding                             10,311          10,357           10,550           10,874

Senior Subordinated Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                      $6,363           $7,416           $8,148           $8,880
Cash Distributions First to Second Target                          0              258              958            1,573
Cash Distributions Second to Third Target                          0                0                0              206
Cash Distributions Third to Thereafter Target                      0                0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                       $6,363          $7,674           $9,106          $10,659
Total Cash Distributions per Unit                              $2,300          $2,500           $2,700           $2,900
Weighted Average Units Outstanding                              2,766           3,069            3,372            3,675

Junior Subordinated Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                       $1,330          $1,397           $1,397           $1,397
Cash Distributions First to Second Target                           0              49              164              248
Cash Distributions Second to Third Target                           0               0                0               32
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                       $1,330          $1,446           $1,562           $1,677
Total Cash Distributions per Unit                              $2,300          $2,500           $2,700           $2,900
Weighted Average Units Outstanding                                578             578              578              578

General Partner Unit Cash Distributions
-------------------------------------------------
Cash Distributions prior to First Target                         $641            $673             $673             $673
Cash Distributions First to Second Target                           0              23               79              119
Cash Distributions Second to Third Target                           0               0                0               16
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                         $641            $697             $752             $808
Total Cash Distributions per Unit                              $2,300          $2,500           $2,700           $2,900
Weighted Average Units Outstanding                                279             279              279              279

GP Incentive Distributions
-------------------------------------------------
Cash distributions prior to First Target                            -               -                -                -
Cash Distributions First to Second Target                          $0            $212             $741           $1,164
Cash Distributions Second to Third Target                           0               0                0              288
Cash Distributions Third to Thereafter Target                       0               0                0                0
                                                            ---------       ---------        ---------        ---------
Total Cash Distributions                                           $0            $212             $741           $1,451
Total Cash Distributions per unit (Sr, Jr & GP)                $0.000          $0.054           $0.175           $0.320
Weighted Average Units Outstanding (Sr, Jr & GP)                3,624           3,927            4,230            4,533
----------------------------------------------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 12

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Cumulative Incremental DPU per Unit Calculation

================================================================================

--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
                 Cumulative Incremental DPU per Unit Calculation
                  (In thousands, except as otherwise indicated)


                                                      Projected for the Year Ended September 30,
                                                      ------------------------------------------
                                                                15 Year Weather Case
                                                      ------------------------------------------
Units to Receive DPUs                                    1999E      2000E     2001E      2002E
----------------------------------------------        ----------- --------- --------- ----------
Senior Subordinated Units (Includes DPUs)                  2,766      3,069     3,372     3,675
Junior Subordinated Units                                    578        578       578       578
General Partner Units                                        279        279       279       279
----------------------------------------------        ----------- --------- --------- ----------
Total Units                                                3,624      3,927     4,230     4,533


Cumulative Incremental DPU per Unit
----------------------------------------------
DPUs Distributed                                               0        303       303       303
DPU per Outstanding Unit                                   0.000      0.084     0.077     0.072
------------------------------------------------------------------------------------------------
Cumulative incremental DPU per Unit                        0.000      0.084     0.167     0.251
------------------------------------------------------------------------------------------------
                                                      Projected for the Year Ended September 30,
                                                      ------------------------------------------
                                                               30 Year Weather Case
                                                      ------------------------------------------
Units to Receive DPUs                                    1999E      2000E     2001E      2002E
----------------------------------------------        ----------- --------- --------- ----------
Senior Subordinated Units (Includes DPUs)                  2,766      3,069     3,372     3,675
Junior Subordinated Units                                    578        578       578       578
General Partner Units                                        279        279       279       279
----------------------------------------------        ----------- --------- --------- ----------
Total Units                                                3,624      3,927     4,230     4,533


Cumulative Incremental DPU per Unit
----------------------------------------------
DPUs Distributed                                               0        303       303       303
DPU per Outstanding Unit                                   0.000      0.084     0.077     0.072

------------------------------------------------------------------------------------------------
Cumulative incremental DPU per Unit                        0.000      0.084     0.167     0.251
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 13

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Unit Reference Value Analysis
(Downside Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
                  Unit Reference Value Analysis (Downside Case)



                                                                                    Downside Case
                                           -----------------------------------------------------------------------------------------
                                           Projected for the Year Ended September 30,
                                           ------------------------------------------ Terminal     Total     Liquidity     Adjusted
Common Unit (1)                              1998E     2000E     2001E     2002E      Value (2)     NPV     Discount (3)     NPV
-----------------------------------------   -------   -------   -------   -------    -----------  -------  --------------  --------
Cash Distributions                            $2.30     $2.30     $2.30     $2.30      $20.36
Period                                         0.50      1.50      2.50      3.50        4.00
------------------------------------------------------------------------------------------------------------------------------------
NPV @ 11.30%                                  $2.18     $1.96     $1.76     $1.58      $13.27      $20.75          --        $20.75
------------------------------------------------------------------------------------------------------------------------------------

Senior Subordinated Unit
-----------------------------------------
Cash Distributions                            $2.30     $2.30     $2.30     $2.30      $17.30
Period                                         0.50      1.50      2.50      3.50        4.00
------------------------------------------------------------------------------------------------------------------------------------
NPV @ 13.30% (200 bps spread to Common)       $2.16     $1.91     $1.68     $1.49      $10.50      $17.74          --        $17.74
------------------------------------------------------------------------------------------------------------------------------------

Junior Subordinated/General Partner Unit
-----------------------------------------
Cash Distributions                            $2.30     $2.30     $2.30     $2.30      $18.09
Period                                         0.50      1.50      2.50      3.50        4.00
------------------------------------------------------------------------------------------------------------------------------------
NPV @ 14.30% (300 bps spread to Common)       $2.15     $1.88     $1.65     $1.44       $9.43      $16.55       17.0%        $13.74
------------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) Common Unit discount rate is derived by using the appropriate rate to calculate a net present value equal to the 09/25/98 closing price of $20.75.
(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
(3) The Junior Subordinated and General Partner Unit discount is determined by using a 20% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 17%.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 14

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Common Unit Reference Value Analysis
(15 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
           Common Unit Reference Value Analysis (15 Year Weather Case)

                                                                         15 Year Weather Case
                                          --------------------------------------------------------------------------------------
                                               Projected for the Year Ended September 30,              Terminal          Total
                                          ----------------------------------------------------
Common Unit (1)                            1999E          2000E          2001E          2002E          Value (2)          NPV
---------------------------------         -------        -------        -------        -------        -----------      ---------
Cash Distributions                          $2.30          $2.40          $2.40          $2.50          $26.32

Period                                       0.50           1.50           2.50           3.50            4.00
--------------------------------------------------------------------------------------------------------------------------------
NPV @ 9.50%                                 $2.20          $2.09          $1.91          $1.82          $18.30          $26.33
--------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Common Unit discount rate is a Dain Rauscher Wessels assumed yield based upon the growth rate in distributions in the 15 year weather case.
(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 15

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(15 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
    Senior Subordinated Unit Reference Value Analysis (15 Year Weather Case)


                                                                                    15 Year Weather Case
                                                        -------------------------------------------------------------------------
                                                          Projected for the Year Ended September 30,
                                                        ----------------------------------------------      Terminal       Total
Senior Subordinated Unit Distributions                   1999E        2000E        2001E        2002E       Value (1)       NPV
-----------------------------------------------         -------      -------      -------      -------     -----------   --------
Cash Distributions                                        $2.30        $2.40        $2.40        $2.50       $22.73
Period                                                     0.50         1.50         2.50         3.50         4.00
NPV@ 11.00% (150 bps spread to Common)                    $2.18        $2.05        $1.85        $1.74       $14.97       $22.79

Deferred Participation Unit (DPU)
-----------------------------------------------
Cumulative Incremental DPU per Unit                       0.000        0.084        0.167        0.251
Cash Distributions per Fractional Unit                    $0.00        $0.20        $0.40        $0.63        $4.82
Period                                                     0.50         1.50         2.50         3.50         4.00
NPV @ 13.00% (350 bps spread to Common)                   $0.00        $0.17        $0.30        $0.41        $2.96        $3.83

GP Incentive Distributions
-----------------------------------------------
Cash Distributions                                        $0.00        $0.00        $0.00        $0.05        $0.40
Period                                                     0.50         1.50         2.50         3.50         4.00
NPV @ 13.50% (400 bps spread to Common)                   $0.00        $0.00        $0.00        $0.03        $0.24        $0.28

---------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                          $2.18        $2.22        $2.14        $2.18       $18.17       $26.90
---------------------------------------------------------------------------------------------------------------------------------

------------------
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 16

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Junior Subordinated/General Partner Unit Reference Value Analysis
(15 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
      Junior Subordinated/General Partner Unit Reference Value Analysis
                            (15 Year Weather Case)


                                                                              15 Year Weather Case
                                            ----------------------------------------------------------------------------------------


                                             Projected for the Year Ended September 30,  Terminal     Total    Liquidity    Adjusted
                                            -------------------------------------------
Junior Subordinated/GP Unit Distributions       1999E     2000E     2001E       2002E    Value(1)      NPV     Discount (2)    NPV
------------------------------------------- ----------- --------  --------   ----------  --------     ------  ------------  --------
Cash Distributions                              $2.30     $2.40     $2.40     $2.50       $20.83
Period                                           0.50      1.50      2.50      3.50         4.00
NPV @12.00% (260 bps spread to Common)          $2.17     $2.02     $1.81     $1.68       $13.24      $20.93      17%        $17.37

Deferred Participation Unit (DPU)
-------------------------------------------
Cumulative Incremental DPU per Unit             0.000     0.084     0.167     0.251
Cash Distributions per Fractional Unit          $0.00     $0.20     $0.40     $0.63        $4.82
Period                                           0.50      1.50      2.50      3.50         4.00
NPV @ 13.00% (350 bps spread to Common)         $0.00     $0.17     $0.30     $0.41        $2.96       $3.83      17%         $3.18

GP Incentive Distributions
-------------------------------------------
Cash Distributions                              $0.00     $0.00     $0.00     $0.05        $0.40
Period                                           0.50      1.50      2.50      3.50         4.00
NPV @ 13.50% (400 bps spread to Common)         $0.00     $0.00     $0.00     $0.03        $0.24       $0.28      17%         $0.23

------------------------------------------------------------------------------------------------------------------------------------

Total Net Present Value per Unit                $2.17     $2.19     $2.10     $2.13       $16.44      $25.04      17%        $20.78
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
(2) The Junior Subordinated and General Partner Unit discount is determined by using a 20% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 17%.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 17

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Common Unit Reference Value Analysis
(30 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
           Common Unit Reference Value Analysis (30 Year Weather Case)



                                                                        30 Year Weather Case
                                                ----------------------------------------------------------------------
                                                 Projected for the Year Ended September 30
                                                -------------------------------------------      Terminal       Total
Common Unit (1)                                  1999E       2000E       2001E       2002E       Value (2)       NPV
------------------------------------------      -------     -------     -------     -------     -----------    -------
Cash Distributions                                $2.30       $2.50       $2.70       $2.90       $32.22
Period                                             0.50        1.50        2.50        3.50         4.00
----------------------------------------------------------------------------------------------------------------------
NPV @ 9.00%                                       $2.20       $2.20       $2.18       $2.14       $22.83       $31.55
----------------------------------------------------------------------------------------------------------------------

-------------------
(1) Common Unit discount rate is a Dain Rauscher Wessets assumed yield based upon the growth rate in distributions in the 30 year weather case.
(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 18

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(30 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
    Senior Subordinated Unit Reference Value Analysis (30 Year Weather Case)



                                                                               30 Year Weather Case
                                            ----------------------------------------------------------------------------------------

                                                 Projected for the Year Ended September 30,
                                            -------------------------------------------------------         Terminal          Total
Senior Subordinated Unit Distributions       1999E           2000E           2001E           2002E          Value (1)          NPV
-----------------------------------------   -------         -------         -------         -------        -----------      --------
Cash Distributions                            $2.30           $2.50           $2.70           $2.90          $29.74
Period                                         0.50            1.50            2.50            3.50            4.00
NPV @ 9.75% (75 bps spread to Common)         $2.20           $2.17           $2.14           $2.09          $20.50          $29.10

Deferred Participation Unit DPU
-----------------------------------------
Cumulative Incremental DPU per Unit           0.000           0.084           0.167           0.251
Cash Distributions per Fractional Unit        $0.00           $0.21           $0.45           $0.73           $5.82
Period                                         0.50            1.50            2.50            3.50            4.00
NPV @ 12.50% (350 bps spread to Common)       $0.00           $0.18           $0.34           $0.48           $3.63           $4.63

GP Incentive Distributions
-----------------------------------------
Cash Distributions                            $0.00           $0.05           $0.18           $0.32           $2.46
Period                                         0.50            1.50            2.50            3.50            4.00
NPV @ 13.00% (400 bps spread to Common)       $0.00           $0.04           $0.13           $0.21           $1.51           $1.89

------------------------------------------------------------------------------------------------------------------------------------

Total Net Present Value per Unit              $2.20           $2.39           $2.61           $2.78          $25.65          $35.62
------------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 19

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Junior Subordinated/General Partner Unit Reference Value Analysis
(30 Year Weather Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
      Junior Subordinated General Partner Unit Reference Value Analysis
                            (30 Year Weather Case)


                                                                               30 Year Weather Case
                                             ---------------------------------------------------------------------------------------
                                             Projected for the Year Ended September 30,
                                             ------------------------------------------ Terminal     Total     Liquidity    Adjusted
Junior Subordinated/GP Unit Distributions      1999E     2000E     2001E      2002E     Value (1)     NPV     Discount (2)     NPV
-------------------------------------------   -------   -------   -------    -------   -----------  -------   ------------  --------
Cash Distributions                              $2.30     $2.50     $2.70      $2.90     $27.62
Period                                           0.50      1.50      2.50       3.50       4.00
NPV @ 10.50% (150 bps spread to Common)         $2.19     $2.15     $2.10      $2.04     $18.53      $27.01       17%        $22.42

Deferred Participation Unit (DPU)
-------------------------------------------
Cumulative Incremental DPU per Unit             0.000     0.084     0.167      0.251
Cash Distributions per Fractional Unit          $0.00     $0.21     $0.45      $0.73      $5.82
Period                                           0.50      1.50      2.50       3.50       4.00
NPV @ 12.50% (350 bps spread to Common)         $0.00     $0.18     $0.34      $0.48      $3.63       $4.63       17%         $3.84

GP incentive Distributions
-------------------------------------------
Cash Distributions                              $0.00     $0.05     $0.18      $0.32      $2.48
Period                                           0.50      1.50      2.50       3.50       4.00
NPV @ 13.00% (400 bps spread to Common)         $0.00     $0.04     $0.13      $0.21      $1.51       $1.89       17%         $1.57

------------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                $2.19     $2.37     $2.57      $2.74     $23.67      $33.53       17%        $27.83
------------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
(2) The Junior Subordinated and General Partner Unit discount is determined by using a 20% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro form a Unit ownership is a discount of 17%.
--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 20

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Common Unit Reference Value Analysis
(Dain Rauscher Wessels Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
        Common Unit Reference Value Analysis (Dain Rauscher Wessels Case)



                                                                   Dain Rauscher Wessels Case
                                   -------------------------------------------------------------------------------------
                                        Projected for the Year Ended September 30,
                                   ----------------------------------------------------         Terminal         Total
Common Unit (1)                     1999E          2000E          2001E          2002E          Value (2)         NPV
------------------------------     -------        -------        -------        -------        -----------     ---------
Cash Distributions                   $2.30          $2.30          $2.40          $2.40          $22.33
Period                                0.50           1.50           2.50           3.50            4.00
------------------------------------------------------------------------------------------------------------------------
NPV @ 10.75%                         $2.19          $1.97          $1.86          $1.68          $14.84          $22.54
------------------------------------------------------------------------------------------------------------------------

-------------------

Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.40 and $2.40 for the years 1999E, 2000E, 2001E and 2002E, respectively.
(1) Common Unit discount rate is a Dain Rauscher Wessels assumed yield based upon the growth rate in distributions in the Dain Rauscher Wessels case.
(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 21

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(Dain Rauscher Wessels Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
 Senior Subordinated Unit Reference Value Analysis (Dain Rauscher Wessels Case)

                                                                         Dain Rauscher Wessels Case
                                                -------------------------------------------------------------------------
                                                  Projected for the Year Ended September 30,
                                                ----------------------------------------------      Terminal      Total
Senior Subordinated Unit Distributions           1999E        2000E        2001E        2002E       Value (1)      NPV
------------------------------------------      -------      -------      -------      -------     -----------  ---------
Cash Distributions                                $2.30        $2.30        $2.40        $2.40       $19.20
Period                                             0.50         1.50         2.50         3.50         4.00
NPV @ 12.50% (175 bps spread to Common)           $2.17        $1.93        $1.79        $1.59       $11.99       $19.46

Deferred Participation Unit (DPU)
------------------------------------------
Cumulative Incremental DPU per Unit               0.000        0.084        0.167        0.251
Cash Distributions per Fractional Unit            $0.00        $0.19        $0.40        $0.60        $4.23
Period                                             0.50         1.50         2.50         3.50         4.00
NPV @ 14.25% (350 bps spread to Common)           $0.00        $0.16        $0.29        $0.38        $2.48        $3.30

GP Incentive Distributions
------------------------------------------
Cash Distributions                                $0.00        $0.00        $0.00        $0.00        $0.00
Period                                             0.50         1.50         2.50         3.50         4.00
NPV @ 14.75% (400 bps spread to Common)           $0.00        $0.00        $0.00        $0.00        $0.00        $0.00

-------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                  $2.17        $2.09        $2.08        $1.97       $14.47       $22.76
-------------------------------------------------------------------------------------------------------------------------

-------------------
Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.40 and $2.40 for the years 1999E, 2000E, 2001E and 2002E, respectively.
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

================================================================================
Dain Rauscher Wessels                                                    Page 22

[LOGO OF PETRO(TM) APPEARS HERE]

Unit Reference Value Analysis
Junior Subordinated/General Partner Unit Reference Value Analysis
(Dain Rauscher Wessels Case)
================================================================================

--------------------------------------------------------------------------------
                              PROJECT INTENSE HEAT
      Junior Subordinated General Partner Unit Reference Value Analysis
                         (Dain Rauscher Wessels Case)


                                                                           Dain Rauscher Wessels Case
                                              --------------------------------------------------------------------------------------
                                              Projected for the Year Ended September 30,
                                              ------------------------------------------  Terminal     Total   Liquidity    Adjusted
Junior Subordinated/GP Unit Distributions       1999E     2000E     2001E       2002E     Value (1)     NPV   Discount (2)    NPV
------------------------------------------     -------   -------   -------     -------   -----------  ------  ------------  --------
Cash Distributions                               $2.30     $2.30     $2.40       $2.40     $17.78
Period                                            0.50      1.50      2.50        3.50       4.00
NPV @ 13.50% (276 bps spread to Common)          $2.16     $1.90     $1.75       $1.54     $10.71     $18.06       17%       $14.99

Deferred Participation Unit (DPU)
------------------------------------------
Cumulative Incremental DPU per Unit              0.000     0.084     0.167       0.251
Cash Distributions per Fractional Unit           $0.00     $0.19     $0.40       $0.60      $4.23
Period                                            0.50      1.50      2.50        3.50       4.00
NPV @ 14.26% (350 bps spread to Common)          $0.00     $0.16     $0.29       $0.38      $2.48      $3.30       17%        $2.74

GP Incentive Distributions
------------------------------------------
Cash Distributions                               $0.00     $0.00     $0.00       $0.00      $0.00
Period                                            0.50      1.50      2.50        3.50       4.00
NPV @ 14.75% (400 bps spread to Common)          $0.00     $0.00     $0.00       $0.00      $0.00      $0.00       17%        $0.00

------------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                 $2.16     $2.06     $2.04       $1.92     $13.19     $21.37       17%       $17.73
------------------------------------------------------------------------------------------------------------------------------------

-------------------
Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.40 and $240 for the years 1 999E, 2000E, 2001E and 2002E, respectively.
(1) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
(2) The Junior Subordinated and General Partner Unit discount is determined by using a 20% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 17%.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 23

[LOGO OF PETRO(TM) APPEAR HERE]

Project Intense Heat

================================================================================


                            Historical and Pro Forma
                             MVE and MVC Comparison



================================================================================
Dain Rauscher Wessels                                                    Page 24

[LOGO OF PETRO(TM) APPEARS HERE]

Historical and Pro Forma MVE and MVC Comparison
Petro Historical and Pro Forma Adjusted MVE and MVC Summary

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
        Petro Historical and Pro Forma Adjusted Market Value of Equity
                  and Market Value of Capitalization Summary
                 (In thousands, except as otherwise indicated)

                                                                             Pro Forma Adjusted Market Value of Equity and
                                                                                     Market Value of Capitalization
                                                                 Historical  ----------------------------------------------
                                                                    MVE &       Common     Sr Sub     Jr Sub/GP    Total    Percent
Market Value of Equity                                               MVC        Units       Units       Units      Units    Change
---------------------------------------------------------------  ----------  ----------  ----------  ----------  --------- ---------
Shares/Units Outstanding                                            26,573          --       2,766         857      3,624
Valuation per Share/Unit (1)                                        $1.875     $22,537     $22.762     $17.733
Market Value of Equity                                             $49,824          --     $62,970     $15,199    $78,169      56.9%

Principal Amount of Debt estimated at 9/30/98 (pre-transaction)
---------------------------------------------------------------
11.96% Senior Notes                                                $60,000                                        $60,000
14.10% Senior Notes                                                  3,100                                          3,100
14.10% Subordinated Notes                                            3,100                                          3,100
10.13% Subordinated & Senior Subordinated Notes                     50,000                                         50,000
9.38% Subordinated & Senior Subordinated Notes                      75,000                                         75,000
12.25% Subordinated & Senior Subordinated Notes                     81,250                                         81,250
8.00% Acq. & Other Notes                                            14,508                                         14,508
8.25% Existing Credit Facility                                           0                                              0
                                                                 ----------                                      ---------
Total Principal Amount of Debt                                    $286,958                                       $286,958

Value of Preferred Stock estimated at 9/30/98 (2)
---------------------------------------------------------------
14.33% Preferred Stock                                              $4,167                                         $4,167
12.88% Preferred Stock                                              30,000                                         27,600
                                                                 ----------                                      ---------
Total Liquidation Value of Preferred Stock                         $34,167                                        $31,767

Debt and Preferred Stock Exchange (Common Units Issued)
---------------------------------------------------------------
Common Units Issued in Exchange                                         --         104
Dain Rauscher Wessels Reference Value per Unit                          --     $22,537
Total Value of Units Issued                                             --      $2,337                             $2,337

Market Value of Capitalization
---------------------------------------------------------------
Total Value of Equity, Debt & Preferred                           $370,949                                       $399,231
Less: Excess Cash (pre-transaction)                                (20,000)                                       (20,000)
                                                                 ----------                                      ---------

Market Value of Capitalization                                    $350,949                                       $379,231       8.1%
                                                                 ==========                                      =========

--------------------
(1) Petro historical value per share is the closing market price one day prior to announcement and the Star pro forma value per Unit is based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis Summary on page 9].
(2) Petro value for Preferred Stock is liquidation value estimated at September 30, 1998, except pro forma value for the 12.88% Preferred, which is 92% of liquidation value.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 25

[LOGO OF PETRO(TM) APPEARS HERE]

Historical and Pro Forma MVE and MVC Comparison
Star Historical and Pro Forma Adjusted MVE and MVC Summary

================================================================================


--------------------------------------------------------------------------------

                              PROJECT INTENSE HEAT
 Star Historical and Pro Forma Adjusted Market Value of Equity and Market Value
                           of Capitalization Summary
                  (in thousands, except as otherwise indicated)


                                                                         Historical Market Value of Equity and
                                                                            Market Value of Capitalization
                                                         ----------------------------------------------------------------------
                                                           Common                Sub               Implied              Total
Market Value of Equity                                     Units                Units              GP Units             Units
------------------------------------------               ---------            ---------           ----------         ----------
Units Outstanding                                           3,832                2,396                 127               6,355

Valuation per Unit (1)                                    $21,063              $14,744             $18,956

Market Value of Equity                                    $80,706              $35,327              $2,409            $118,442

Market Value of Capitalization
------------------------------------------

Market Value of Equity                                                                                                $118,442

Total Debt (2)                                                                                                         110,080

Less: Excess Cash (2)                                                                                                     (501)
                                                                                                                     ----------

Market Value of Capitalization                                                                                        $228,021
                                                                                                                     ==========


                                                          Pro Forma Adjusted Market Value of Equity and
                                                                 Market Value of Capitalization
                                                  -------------------------------------------------------------
                                                    Common          Sr Sub           Jr Sub/GP          Total        Percent
Market Value of Equity                              Units            Units             Units            Units        Change
-------------------------------------------       ---------        --------         -----------       ---------    -----------
Units Outstanding                                   10,311            2,766               857            13,934

Valuation per Unit (1)                             $22,537          $22,762           $17,733

Market Value of Equity                            $232,371          $62,970           $15,199          $310,540      162.2%

Market Value of Capitalization
-------------------------------------------

Market Value of Equity                                                                                 $310,540

Total Debt (2)                                                                                          314,234

Less: Excess Cash (2)                                                                                    (7,177)
                                                                                                      ----------

Market Value of Capitalization                                                                         $617,597      170.9%
                                                                                                      ==========

---------------------
(1) Star historical value per Common Unit is the closing market price one day prior to announcement, the Star value per Subordinated Unit is the value of a Common Unit less a 20% liquidity discount and a 10% subordination discount. The value of an implied General Partner Unit is the value of a Common Unit less a 20% liquidity discount plus a 10% control premium. The value of each pro forma Star Unit is based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case).
(2) Total debt and excess cash for historical is based on the Star September 30, 1998 estimated balance sheet and for pro forma is based on the Star September 30, 1998 pro forma balance sheet.

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 26

[LOGO OF PETRO(TM) APPEARS HERE]

Project Intense Heat

================================================================================



                          Discounted Cash Flow Analysis








================================================================================
Dain Rauscher Wessels                                                    Page 27

[LOGO OF PETRO(TM) APPEARS HERE]

Discounted Cash Flow Analysis
Petro Stand-Alone Free Cash Flow Projections (Unlevered)

================================================================================

--------------------------------------------------------------------------------

                       PETROLEUM HEAT AND POWER CO., INC.
               Stand-Alone Free Cash Flow Projections (Unlevered)
                  (In thousands, except as otherwise indicated)



                                                                      Projected for the Year Ended September 30,
                                                   ------------------------------------------------------------------------------
                                                                                        15 Year Weather Case
                                                    Estimated       -------------------------------------------------------------
                                                      1998E            1999E            2000E            2001E            2002E
                                                   ----------       ----------       ----------       ----------       ----------
Volume (gallons)                                     355,157          369,707          356,249          343,852          332,333

Sales                                               $475,541         $490,828         $477,965         $466,187         $455,287
Cost of Sales                                        318,900          328,642          318,786          309,754          301,400
                                                   ----------       ----------       ----------       ----------       ----------
Gross Profit                                         156,641          162,186          159,179          156,433          153,887
Operating Expenses                                   119,011          118,794          117,410          116,196          115,118
                                                   ----------       ----------       ----------       ----------       ----------
Heating Oil EBITDA                                    37,630           43,392           41,769           40,237           38,769
MLP Distribution                                       5,684            2,788            2,981            3,266            3,576
                                                   ----------       ----------       ----------       ----------       ----------
Total EBITDA                                          43,314           46,180           44,750           43,503           42,345
Depreciation and Amortization                         28,710           23,500           19,500           15,500           11,500
                                                   ----------       ----------       ----------       ----------       ----------
Pretax Income (Loss)                                  14,604           22,680           25,250           28,003           30,845
Income Tax Expense                                       500              500              500              500              500
                                                   ----------       ----------       ----------       ----------       ----------
Net Income                                            14,104           22,180           24,750           27,503           30,345
Plus: Depreciation and Amortization                   28,710           23,500           19,500           15,500           11,500
                                                   ----------       ----------       ----------       ----------       ----------
Cash Flow                                            $42,814          $45,680          $44,250          $43,003          $41,845
                                                   ==========       ==========       ==========       ==========       ==========
Less: Maintenance Capex                               (2,776)          (3,000)          (3,000)          (3,000)          (3,000)
                                                   ----------       ----------       ----------       ----------       ----------
Free Cash Flow                                       $40,038          $42,680          $41,250          $40,003          $38,845
                                                   ==========       ==========       ==========       ==========       ==========

                                                                      Projected for the Year Ended September 30,
                                                   ------------------------------------------------------------------------------
                                                                                        30 Year Weather Case
                                                    Estimated       -------------------------------------------------------------
                                                      1998E            1999E            2000E            2001E            2002E
                                                   ----------       ----------       ----------       ----------       ----------
Volume (gallons)                                     355,157          380,161          366,323          353,575          341,730

Sales                                               $475,541         $504,120         $490,912         $478,817         $467,624
Cost of Sales                                        318,900          337,106          326,993          317,724          309,151
                                                   ----------       ----------       ----------       ----------       ----------
Gross Profit                                         156,641          167,014          163,919          161,093          158,473
Operating Expenses                                   119,011          121,466          120,052          118,810          117,707
                                                   ----------       ----------       ----------       ----------       ----------
Heating Oil EBITDA                                    37,630           45,548           43,867           42,283           40,766
MLP Distribution                                       5,684            4,436            5,008            5,570            5,577
                                                   ----------       ----------       ----------       ----------       ----------
Total EBITDA                                          43,314           49,984           48,875           47,853           46,343
Depreciation and Amortization                         28,710           23,500           19,500           15,500           11,500
                                                   ----------       ----------       ----------       ----------       ----------
Pretax Income (Loss)                                  14,604           26,484           29,375           32,353           34,843
Income Tax Expense                                       500              500              500              500              500
                                                   ----------       ----------       ----------       ----------       ----------
Net Income                                            14,104           25,984           28,875           31,853           34,343
Plus: Depreciation and Amortization                   28,710           23,500           19,500           15,500           11,500
                                                   ----------       ----------       ----------       ----------       ----------
Cash Flow                                            $42,814          $49,484          $48,375          $47,353          $45,843
                                                   ==========       ==========       ==========       ==========       ==========
Less: Maintenance Capex                               (2,776)          (3,000)          (3,000)          (3,000)          (3,000)
                                                   ----------       ----------       ----------       ----------       ----------
Free Cash Flow                                       $40,038          $46,484          $45,375          $44,353          $42,843
                                                   ==========       ==========       ==========       ==========       ==========
---------------------------------------------------------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 28

[LOGO OF PETRO(TM) APPEARS HERE]

Discounted Cash Flow Analysis
Leveraged Weighted Average Cost of Capital Calculation

================================================================================

--------------------------------------------------------------------------------

                      PETROLEUM HEAT AND POWER CO., INC.
            Leveraged Weighted Average Cost of Capital Calculation

Risk Free Rate
                                                                                                                         --------
30-Year treasury bond yield (9/25/98)                                                               Risk Free Rate (Rf)      5.12%
                                                                                                                         --------

Expected Return on Equity Market
30-Year treasury bond yield (9/25/98)                                                                                Rf      5.12%
Historical spread between equity returns and 30-year treasury bond yield (Ibbotson Associates)                        S      7.00%
                                                                                                                         --------
                                                                           Expected Return on Equity Market (Rm) = Rf+S     12.12%
                                                                                                                         --------
Cost of Debt
Long-term debt interest rate (Petro Estimate)                                                                        lr     12.00%
Corporate tax rate                                                                                                    t     35.00%
                                                                                                                         --------
                                                                                           Cost of Debt (Cd) = lr*(1-t)      7.80%
                                                                                                                         --------
Unleveraged Beta
                                                                                                                         --------
Unleveraged beta (Dain Rauscher Wessels estimate)                                                 Unleveraged Beta (Ub)      1.25
                                                                                                                         --------

Leveraged Beta
Target long-term debt/total capitalization                                                                           Td     60.00%
Target long-term equity/total capitalization                                                                         Te     40.00%
Debt/equity ratio                                                                                                    De    150.00%
                                                                                                                         --------
                                                                                   Leveraged Beta (B) = Ub*(1+(1-t)*De)      2.47
                                                                                                                         --------
Unleveraged Cost of Equity
Risk free rate                                                                                                       Rf      5.12%
Expected return on equity market                                                                                     Rm     12.12%
Unleveraged beta                                                                                                     Ub      1.25
                                                                                                                         --------
                                                                              Unleveraged Cost of Equity = Rf+Ub(Rm-Rf)     13.87%
                                                                                                                         --------
Leveraged Cost of Equity
Risk free rate                                                                                                       Rf      5.12%
Expected return on equity market                                                                                     Rm     12.12%
Leveraged beta                                                                                                        B      2.47
                                                                                                                         --------
                                                                           Leveraged Cost of Equity (Ceu) = Rf+B(Rm-Rf)     22.40%
                                                                                                                         --------
Leveraged Weighted Average Cost of Capital
Target long-term debt/total capitalization                                                                           Td     60.00%
Target long-term equity/total capitalization                                                                         Te     40.00%
Leveraged cost of equity                                                                                            Ceu     22.40%
Cost of debt                                                                                                         Cd      7.80%
                                                                                                                         --------
                                                 Leveraged Weighted Average Cost of Capital (WACC) = (Td*Cd) + (Te*Ceu)     13.64%
                                                                                                                         --------

--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 29

[LOGO OF PETRO(TM) APPEARS HERE]

Discounted Cash Flow Analysis
Petro Stand-Alone Discounted Cash Flow Analysis (15 Year Weather Case)

================================================================================

--------------------------------------------------------------------------------

                       PETROLEUM HEAT AND POWER CO,. INC.
        Stand-Alone Discounted Cash Flow Analysis (15 Year Weather Case)
                  (In thousands, except as otherwise Indicated)


                                                                                                          Terminal
                                              Projected for the Year Ended September 30,                   Value         Total
                                    ----------------------------------------------------------------      @ 7.5 x      Enterprise
                                     1998E (1)        1999E        2000E        2001E        2002E         EBITDA        Value
                                    -----------      -------      -------      -------      --------     ----------    ---------
Unlevered Free Cash Flow                $6,787       $42,680      $41,250      $40,003      $38,845       $317,588

Period                                    0.25          1.25         2.25         3.25         4.25           4.75

Discounted Cash Flow
-----------------------------
    @ 12.0%                             $6,597       $37,043      $31,966      $27,678      $23,997       $185,386      $312,667

    @ 13.0%                             $6,583       $36,633      $31,333      $26,890      $23,107       $177,722      $302,268
---------------------------------------------------------------------------------------------------------------------------------
    @ 14.0%                             $6,568       $36,232      $30,718      $26,131      $22,258       $170,438      $292,345
---------------------------------------------------------------------------------------------------------------------------------
    @ 15.0%                             $6,554       $35,839      $30,120      $25,399      $21,447       $163,512      $282,871

    @ 16.0%                             $6,540       $35,453      $29,539      $24,695      $20,672       $156,923      $273,822


                                  Less: Total
                                  Debt & Pref.                          Total
                                     Plus:             Total            Equity
                                    Working           Equity          Value Per
                                  Capital (2)          Value           Share(3)
                                 -------------       ---------       -----------
Unlevered Free Cash Flow

Period

Discounted Cash Flow
----------------------------
@ 12.0%                           ($301,125)          $11,542           $0.43

@ 13.0%                           ($301,125)           $1,143           $0.04
--------------------------------------------------------------------------------
@ 14.0%                           ($301,125)          ($8,780)         ($0.33)
--------------------------------------------------------------------------------
@ 15.0%                           ($301,125)         ($18,254)         ($0.69)

@ 16.0%                           ($301,125)         ($27,303)         ($1.03)

-------------------
(1)  1998E results include only the last two quarters of the year.
(2)  Total debt, preferred stock and working capital are estimated at
     September 30, 1998.
(3)  Per share numbers are based upon shares outstanding of 26,573.
--------------------------------------------------------------------------------

================================================================================
Dain Rauscher Wessels                                                    Page 30

[LOGO OF PETRO APPEARS HERE]     DISCOUNTED CASH FLOW ANALYSIS
                                 Petro Stand-ALone Discounted Cash Flow Analysis
                                 (30 Year Weather Case)
================================================================================



--------------------------------------------------------------------------------

                      PETROLEUM HEAT AND POWER CO., INC,
       STAND-ALONE DISCOUNTED CASH FLOW ANALYSIS (30 YEAR WEATHER CASE)
                 (IN THOUSANDS, EXCEPT AS OTHERWISE INDICATED)

                                                                                                     LESS:TOTAL
                                                                                TERMINAL             DEBT & PREF             TOTAL
                                                                                 VALUE     TOTAL       PLUS:       TOTAL     EQUITY
                               PROJECTED FOR THE YEAR ENDED SEPTEMBER 30,       @ 7.5 X  ENTERPRISE   WORKING      EQUITY  VALUE PER
                            ------------------------------------------------
                            1998E (1)    1999E     2000E     2001E     2002E     EBITDA    VALUE     CAPITAL (2)   VALUE   SHARE(3)
                            --------   -------   -------   -------   -------   --------  ----------  -----------   -----   ---------

UNLEVERED FREE CASH FLOW      $6,787   $46,375   $45,375   $44,353   $42,843   $347,573

PERIOD                          0.25      1.25      2.25      3.25      4.25       4.75

Discounted Cash flow
--------------------

     @ 12.0%                  $6,597   $40,344   $35,162   $30,688   $26,467   $202,890   $342,148   ($301,125)   $41,023    $1.54

     @ 13.0%                  $6,583   $39,898   $34,466   $29,814   $25,486   $194,501   $330,748   ($301,125)   $29,623    $1.11
----------------------------------------------------------------------------------------------------------------------------------
     @ 14.0%                  $6,568   $39,461   $33,789   $28,972   $24,549   $186,529   $319,870   ($301,125)   $18,745    $0.71
----------------------------------------------------------------------------------------------------------------------------------
     @ 15.0%                  $6,554   $39,033   $33,132   $28,161   $23,655   $178,950   $309,484   ($301,125)   $ 8,359    $0.31

     @ 16.0%                  $6,540   $38,613   $32,493   $27,380   $22,800   $171,739   $299,565   ($301,125)  ($ 1,560)  ($0.06)

____________________

(1) 1998E results include only the last two quarters of the year.
(2) Total debt, preferred stock and working capital are estimated at September 30, 1998.
(3) Per share numbers are based upon shares outstanding of 26,573.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]    DISCOUNTED CASH FLOW ANALYSIS
                                Stand-Alone Discounted Cash Flow Analysis Matrix

================================================================================



--------------------------------------------------------------------------------
                         PETROLEUM HEAT AND POWER CO., INC.
                   STAND-ALONE DISCOUNTED CASH FLOW ANALYSIS MATRIX
                    (IN THOUSANDS, EXCEPT AS OTHERWISE INDICATED)

                                                        TERMINAL VALUE MULTIPLES (EBITDA)
                                   --------------------------------------------------------------------------
                                           15 YEAR WEATHER CASE                  30 YEAR WEATHER CASE
                                   ------------------------------------   ------------------------------------
   DISCOUNTED CASH FLOW               6.5X         7.5X         8.5X         6.5X         7.5X         8.5X
-------------------------------    ----------   ----------   ----------   ----------   ----------   ----------
    @ 12.0%                           ($0.50)        $0.43        $1.36        $0.53        $1.54        $2.56
    @ 13.0%                           ($0.85)        $0.04        $0.93        $0.14        $1.11        $2.09
--------------------------------------------------------------------------------------------------------------
    @ 14.0%                           ($1.19)       ($0.33)       $0.52       ($0.23)       $0.71        $1.64
--------------------------------------------------------------------------------------------------------------
    @ 15.0%                           ($1.51)       ($0.69)       $0.13       ($0.58)       $0.31        $1.21
    @ 16.0%                           ($1.81)       ($1.03)      ($0.24)      ($0.92)      ($0.06)       $0.80

__________

Note: Per share numbers are based upon shares outstanding of 26,573.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE] PROJECT INTENSE HEAT

================================================================================



                        RELATIVE CONTRIBUTION ANALYSIS



--------------------------------------------------------------------------------
                                                                         Page 33

[LOGO OF PETRO APPEARS HERE]       RELATIVE CONTRIBUTION ANALYSIS
                                   (Not Adjusted for Pro Forma Unit Class Value
                                   Difference)
================================================================================


--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
          RELATIVE CONTRIBUTION ANALYSIS (NOT ADJUSTED FOR PRO FORMA
                         UNIT CLASS VALUE DIFFERENCE)
                 (in thousands, except as otherwise indicated)

                                                                 Projected for the Year Ended September 30,
                                                          --------------------------------------------------------
                                                            Normalized                              16 Yr. Weather
Star Stand-Alone Distributable Cash FLow                       1998E                                    1999E
----------------------------------------------            --------------                            --------------
EBITDA                                                          $ 20,731                                  $ 23,032
Interest Expense                                                  (7,662)                                   (8,538)
Maintenance Capex                                                 (2,710)                                   (2,657)
Other                                                                (25)                                      (25)
                                                          --------------                            --------------
Distributable Cash Flow                                         $ 10,334                                  $ 11,812

Distribution to Star Common
----------------------------------------------
Cash Distribution to Star Common Units                          $  8,430                                  $  8,430
Distribution per Common Unit                                    $   2.20                                  $   2.20
Weighted Avg. Star Common Units Outstanding                     $  3,832                                     3,632

Distribution to Star Sub Units (Petro)
----------------------------------------------
Cash Distribution to Star Sub Units                             $  1,904                                  $  3,362
Weighted Avg. Star Sub Units outstanding                           2,396                                     2,396
Cash Distribution per Star Sub Unit                             $   0.79                                  $   1.41

Petro Distributable Cash Flow
----------------------------------------------
EBITDA                                                          $ 44,749                                  $ 46,094
Pro Forma Synergies                                                  500                                       500
Preferred Dividends                                               (5,026)                                   (4,432)
Interest Expense                                                 (31,444)                                  (30,971)
Maintenance Capex                                                 (2,776)                                   (3,000)
Taxes                                                               (500)                                     (500)
                                                          --------------                            --------------
Distributable Cash Flow                                         $  5,503                                  $  7,691
Cash Distribution to Star Sub Units                                1,904                                     3,382
                                                          --------------                            --------------
Total Distribution Cash Flow                                    $  7,407                                  $ 11,073
                                                          ==============                            ==============
Star Pro Forma Units Outstanding
----------------------------------------------
Star                                                               3,832                                     3,832
Petro                                                              3,624                                     3,624
                                                          --------------                            --------------
Total Units                                                        7,455                                     7,455

Star Relative Contribution
----------------------------------------------
Distributable Cash Flow Contribution                                53.2%                                     43.2%
Percent of Pro Forma Units Received                                 51.4%                                     51.4%

Petro Relative Contribution
----------------------------------------------
Distributable Cash Flow Contribution                                46.8%                                     56.8%
Percent of Pro Forma Units Received                                 48.6%                                     48.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 34

[LOGO OF PETRO APPEARS HERE] RELATIVE CONTRIBUTION ANALYSIS
                           (Adjusted for Pro Forma Unit Class Value Difference)

================================================================================

                                                       PROJECT INTENSE HEAT
                        Relative Contribution Analysis (Adjusted for Pro Forma Unit Class Value Difference)
                                           (In thousands, except as otherwise Indicated)

                                                                  Projected for the Year Ended September 30,
                                                            -----------------------------------------------------
                                                               Normalized                        15 Yr. Weather
Star Stand-ALone Distributable Cash Flow                         1998E                               1998E
-------------------------------------------------------     ---------------                    ------------------
EBITDA                                                            $20,731                              $ 23,032
Interest Expense                                                   (7,662)                               (8,538)
Maintenance Capex                                                  (2,710)                               (2,657)
Other                                                                 (25)                                  (25)
                                                            --------------                    ------------------
Distributable Cash Flow                                           $10,334                              $ 11,812

Distribution to Star Commmon
-------------------------------------------------------
Cash Distribution to Star Common Units                            $ 8,430                              $  8,430
Distribution per Common Unit                                      $  2.20                              $   2.20
Weighted Avg. Star Common Units Outstanding                       $ 3,832                              $  3,832

Distribution to Star Sub Units (Petro)
-------------------------------------------------------
Cash Distribution to Star Sub Units                               $ 1,904                              $  3,382
Weighted Avg. Star Sub Units Outstanding                          $ 2,398                              $  2,398
Cash Distribution per Star Sub Unit                               $  0.79                              $   1.41

Petro Distributable Cash Flow
-------------------------------------------------------
EBITDA                                                            $44,749                              $ 48,094
Pro Forma Synergies                                                   500                                   500
Preferred Dividends                                                (5,028)                               (4,432)
Interest Expense                                                  (31,444)                              (30,971)
Maintenance Capex                                                  (2,778)                               (3,000)
Taxes                                                                (500)                                 (500)
                                                            ---------------                    ------------------
Distributable Cash Flow                                           $ 5,503                              $  7,691
Cash Distribution to Star Sub Units                                 1,904                                 3,382
                                                            ---------------                    ------------------
Total Distributable Cash Flow                                     $ 7,407                              $ 11,079
                                                            ===============                    ==================
Pro Forma Unit Class Value Adjustment
-------------------------------------------------------
Pro Forma Senior Subordinated Units                                 2,766                                 2,766
Senior Subordinated / Common Unit Value Ratio (1)                    1.01                                  1.01
Adjusted Senior Subordinated Units                                  2,794                                 2,794
Pro Forma Junior Subordinated & GP Units                              857                                   857
Junior Subordinated & GP / Common Unit Value Ratio (1)               0.79                                  0.79
Adjusted Junior Subordinated & GP Units                               674                                   674
Total Star Units Received by Petro (Value Adjusted)                 3,468                                 3,468

Star Pro Forma Units Outstanding
-------------------------------------------------------
Star                                                                3,832                                 3,832
Petro (Adjusted)                                                    3,468                                 3,468
                                                            ---------------                    ------------------
Total Units                                                         7,900                                 7,300

Star Relative Contribution
-------------------------------------------------------
Distributable Cash Flow Contribution                                 53.2%                                 43.2%
Percent of Pro Forma B Units Received                                52.5%                                 52.5%

Petro Relative Contribution
-------------------------------------------------------
Distributable Cash Flow Contribution                                 48.8%                                 58.8%
Percent of Pro Forma Units Received                                  47.5%                                 47.5%

_________________

(1) Value ratio is based on the Dain Rauscher Wessels Case.

--------------------------------------------------------------------------------
                                                                         Page 35

[LOGO PETRO APPEARS HERE]     PROJECT INTENSE HEAT

================================================================================


                           NET ASSET VALUE ANALYSIS




--------------------------------------------------------------------------------
                                                                         Page 36

[LOGO OF PETRO APPEARS HERE]  NET ASSET VALUE ANALYSIS
                              Home Heating Oil Business Valuation


================================================================================
 ------------------------------------------------------------------------------

                      PETROLEUM HEAT AND POWER CO., INC.
                      Home Heating Oil Business Valuation
                 (in thousands, except as otherwise indicated)

Method 1                                               Method 2
-------------------------------------------------      ------------------------------------------------
Petro 1998E Normalized EBITDA (1)       $ 44,749       Petro 1998E Normalized Gallons           384,390
Mean EBITDA Multiple                         4.2x      Mean Acquisition Cost per Gallon      $     0.84
Total Enterprise Value                  $187,946       Total Enterprise Value                $  322,888
Petro Size Premium                          10.0%      Petro Size Premium                          10.0%
Total Adjusted Enterprise Value         $206,740       Total Adjusted Enterprise Value       $  355,176

Methodology                                Petro       Methodology                               Petro
                                    Acquisitions                                          Acquisitions
                                       1996-1997                                             1996-1997
                                     Ten Largest                                           Ten Largest

Method 3                                               Method 4
-------------------------------------------------      ------------------------------------------------
Petro 1998E Forecasted Customers         335,000       Petro 1998E Normalized EBITDA (1)       $ 44,749
Mean Acquisition Cost per Customer      $  1,194       Mean EBITDA Multiple                         6.1x
Total Enterprise Value                  $399,990       Total Enterprise Value                  $272,969
Petro Size Premium                          10.0%      Petro Size Premium                          10.0%
Total Adjusted Enterprise Value         $439,989       Total Adjusted Enterprise Value         $300,266

Methodology                                Petro       Methodology                             Star Gas
                                    Acquisitions                                           Acquisitions
                                       1996-1997                                              1994-1998
                                     Ten Largest

Method 5                                               Method 6
-------------------------------------------------      -------------------------------------------------
Petro LTM 6/30/98 EBITDA (1)            $ 30,186       Petro LTM 6/30/98 EBITDA (1)            $ 30,186
Mean EBITDA Multiple                        11.4x      Consolidator Growth Rate Factor             66.3
Total Enterprise Value                  $344,120       Petro EBITDA CAGR (2)                        6.6%
                                                       Implied EBITDA Multiple                      4.4x
                                                       Total Enterprise Value                  $132,818

Methodology                      Selected Energy       Methodology                             Selected
                                     Marketing &                                               Industry
                                    Distribution                                          Consolidators
                                    M&A Analysis

_________________
(1)Excludes Star Gas distributions.
(2)Petro EBITDA compound annual growth rate (CAGR) from 1999E to 2002E, assuming 15 year weather and $25.0 million of acquisitions per year.

--------------------------------------------------------------------------------
________________________________________________________________________________
                                                                         Page 37

[LOGO OF PETRO APPEARS HERE]      NET ASSET VALUE ANALYSIS
                                  NET ASSET VALUE SUMMARY

================================================================================

--------------------------------------------------------------------------------

                      PETROLEUM HEAT AND POWER CO., INC.
                            NET ASSET VALUE SUMMARY
                (In thousands, except as otherwise indicated)


HOME HEATING OIL BUSINESS                                   METHOD 1    METHOD 2    METHOD 3    METHOD 4    METHOD 5    METHOD 6
---------------------------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Total Enterprise Value (See Previous Page)                 $  206,740  $  355,176  $  439,989  $  300,266  $  344,120  $  132,818

INVESTMENT IN STAR
---------------------------------------------------------
Total Subordinated Units                                        2,396       2,396       2,396       2,396       2,396       2,396
Implied OP Units                                                  127         127         127         127         127         127
Total Implied Units                                             2,523       2,523       2,523       2,523       2,523       5,523
Common Unit Price (one day prior to announcement)          $   21,063  $   21,063  $   21,063  $   21,063  $   21,063  $   21,063
Structural Subordination Discount                                  15%         15%         15%         15%         15%         15%
Value per Unit                                             $    17.90  $    17.90  $    17.90  $    17.90  $    17.90  $    17.90
Total Value of Investment in Star                          $   45,173  $   45,173  $   45,173  $   45,173  $   45,173  $   45,173
GROSS ASSET VALUE                                          $  251,913  $  400,349  $  485,162  $  345,439  $  389,293  $  177,991

PRINCIPAL AMOUNT OF DEBT ESTIMATED AT 9/30/98
---------------------------------------------------------
11.96% Senior Notes                                        $   60,000  $   60,000  $   60,000  $   60,000  $   60,000  $   60,000
14.10% Senior Notes                                             3,100       3,100       3,100       3,100       3,100       3,100
14.10% Subordinated Notes                                       3,100       3,100       3,100       3,100       3,100       3,100
10.13% Subordinated & Senior Subordinated Notes                50,000      50,000      50,000      50,000      50,000      50,000
9.38% Subordinated & Senior Subordinated Notes                 75,000      75,000      75,000      75,000      75,000      75,000
12.25% Subordinated & Senior Subordinated Notes                81,250      81,250      81,250      81,250      81,250      81,250
8.00% Acq. & Other Notes                                       14,508      14,508      14,508      14,508      14,508      14,508
8.25% Existing Credit Facility                                      0           0           0           0           0           0
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total Principal Amount of Debt                             $  286,958  $  286,958  $  286,958  $  286,958  $  286,958  $  286,958

LIQUIDATION VALUE OF PREFERRED STOCK ESTIMATED AT 9/30/98
---------------------------------------------------------
14.33% Preferred Stock                                     $    4,167  $    4,167  $    4,167  $    4,167  $    4,167  $    4,167
12.88% Preferred Stock                                         30,000      30,000      30,000      30,000      30,000      30,000
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total Liquidation Value of Preferred Stock                 $   34,167  $   34,167  $   34,167  $   34,167  $   34,167  $   34,167

PREPAYMENT PENALTIES & OTHER LIABILITIES
---------------------------------------------------------
Prepayment Penalties on Outstanding Debt (1)               $   22,957  $   22,957  $   22,957  $   22,957  $   22,957  $   22,957
Other Long-Term Liabilities                                    10,711      10,711      10,711      10,711      10,711      10,711
Working Capital & Cash Escrow Adjustment                      (20,000)    (20,000)    (20,000)    (20,000)    (20,000)    (20,000)
Liquidation Transaction Costs                                   5,000       5,000       5,000       5,000       5,000       5,000
                                                           ----------  ----------  ----------  ----------  ----------  ----------
Total Prepayment Penalties & Other Liabilities             $   18,668  $   18,668  $   18,668  $   18,668  $   18,668  $   18,668
                                                           ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE                                              ($87,880) $   60,556  $  145,369  $    5,646  $   49,500   ($161,802)
                                                           ==========  ==========  ==========  ==========  ==========  ==========
NET ASSET VALUE PER SHARE                                      ($3.31) $     2.28  $     5.47  $     0.21  $     1.86      ($6.09)
                                                           ==========  ==========  ==========  ==========  ==========  ==========
TOTAL SHARES OUTSTANDING                                       26,573      26,573      26,573      26,573      26,573      26,573

___________

(1) Assumes all debt is prepaid at 108% of par.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 38

[LOGO OF PETRO APPEARS HERE]     PROJECT INTENSE HEAT

================================================================================


                      COMPARABLE COMPANY TRADING ANALYSIS

             Energy and Fuel Marketing and Distribution Companies


--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  ENERGY AND FUEL MARKETING AND DISTRIBUTION
                              COMPANIES
                              Market Value of Equity to Latest Twelve Months Net Income from Operations

================================================================================




                             [GRAPH APPEARS HERE]




___________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Market value of equity for Petro is calculated using the closing market price one day prior to announcement.

--------------------------------------------------------------------------------
                                                                         Page 40

[LOGO OF PETRO APPEARS HERE]   ENERGY AND FUEL MARKETING AND DISTRIBUTION
                               COMPANIES
                               Market Value of Equity to Latest Twelve Months
                               Cash Flow

================================================================================


                             [GRAPH APPEARS HERE]


__________________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Market value of equity for Petro is calculated using the closing market price one day prior to announcement.

--------------------------------------------------------------------------------
                                                                         Page 41

[LOGO OF PETRO APPEARS HERE]  ENERGY AND FUEL MARKETING AND DISTRIBUTION
                               COMPANIES Price to Book Value per Common Share

================================================================================

                             [GRAPH APPEARS HERE]

____________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  ENERGY AND FUEL MARKETING AND DISTRIBUTION
                              COMPANIES
                              Market Value of Capitalization to Latest Twelve Months Revenues

================================================================================





                             [GRAPH APPEARS HERE]





_____________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Market value of capitalization for Petro is calculated using the closing market price one day prior to announcement.

--------------------------------------------------------------------------------
                                                                         Page 43

[LOGO OF PETRO APPEARS HERE]  ENERGY AND FUEL MARKETING AND DISTRIBUTION
                              COMPANIES
                              Market Value of Capitalization to Latest Twelve Months EBITDA

================================================================================



                             [GRAPH APPEARS HERE]




__________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Market value of capitalization for Petro is calculated using the closing market price one day prior to announcement. Petro latest twelve months EBITDA includes Star Gas distributions and excludes non-recurring expenses.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  ENERGY AND FUEL MARKETING AND DISTRIBUTION
                              COMPANIES
                              Market Value of Capitalization to Latest Twelve Months EBIT

================================================================================




                             [GRAPH APPEARS HERE]



_________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Market value of capitalization for Petro is calculated using the closing market price one day prior to announcement.


--------------------------------------------------------------------------------
                                                                         Page 45

[LOGO OF PETRO APPEARS HERE]  PROJECT INTENSE HEAT

================================================================================

                      COMPARABLE COMPANY TRADING ANALYSIS

                      Propane Master Limited Partnerships





--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Percentage of 52 Week High Common Unit Price

================================================================================



                             [GRAPH APPEARS HERE]



__________

Note: Market data as of 9/25/98.
Source: Factset Data Systems.
(1) Percentage of 52 week high one day prior to announcement of merger on August 13, 1998.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS

                               Current Yield

================================================================================



                             [GRAPH APPEARS HERE]



____________
Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Star Gas yield based on annual distribution of $2.20 per Unit.

________________________________________________________________________________
                                                                         Page 48

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS
                               Historical Yields



                             [GRAPH APPEARS HERE]



________

Source: Factset Data Systems and publicly available information.

--------------------------------------------------------------------------------
                                                                         Page 49

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Historical Yields vs. 10-Year Treasury

================================================================================





                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems and publicly available information.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners and excludes National Propane Partners.

--------------------------------------------------------------------------------
                                                                         Page 50

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS
                               Yield Spread To Treasury

================================================================================



                             [GRAPH APPEARS HERE]



_________________
Source: Factset Data Systems and publicly available information.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners and excludes National Propane Partners.

________________________________________________________________________________
                                                                         Page 51

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Adjusted Market Value of Capitalization/(1)/

================================================================================





                             [GRAPH APPEARS HERE]



________________________
Note: Market data as of 9/25/98.
Source: Factset Data Systems, publicly available information and Petroleum Heat and Power Co., Inc.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 20% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 20% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas historical is calculated based upon the definition above using the closing market price one day prior to announcement. The adjusted MVC for Star Gas pro forma is based upon the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis on page 9].


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 52

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS

                              Adjusted Market Value of Capitalization/(1)/ to Latest Twelve Months EBITDA


================================================================================




                             [GRAPH APPEARS HERE]



___________________
Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 20% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 20% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas is calculated based upon the definition above using the closing market price one day prior to announcement.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS
                               Adjusted Market Value of Equity/(1)/ to Latest
                               Twelve Months Flow from Operations

================================================================================



                             [GRAPH APPEARS HERE]



_______________

Note: Market data as of 9/25/98.
Source: Factset Data Systems and publicly available information.
(1) Adjusted Market Value of Equity (MVE) is defined common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 20% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 20% liquidity discount plus a 10% control premium.
(2) Adjusted MVE for Star Gas is calculated based upon the definition above using the closing market price one day prior to announcement.

--------------------------------------------------------------------------------
                                                                         Page 54

[LOGO OF PETRO APPEARS HERE] PROPANE MASTER LIMITED PARTNERSHIPS
                             Total Debt to Adjusted Market Value of
                              Capitalization/(1)/

================================================================================



                             [GRAPH APPEARS HERE]



_____________

Note: Market data as of 9/25/98.
Source: Factset Data Systems, publicly available information and Petroleum Heat and Power Co., Inc.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 20% liquidity discount and a 10% subordinated discount, plus implied GP units multiplied by current common unit price less a 20% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas historical is calculated based upon the definition above using the closing market price one day prior to announcement. The adjusted MVC for Star Gas pro forma is based upon the Unit Reference Value Analysis (Dain Rauscher Wessels Case). [See Unit Reference Value Analysis on page 9].

--------------------------------------------------------------------------------
                                                                         Page 55

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS
                               Total Debt to Total Book Capitalization
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma total debt to total book capitalization for Star Gas is estimated at September 30, 1998.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Latest Twelve Months EBITDA to Interest Expense (Interest Coverage)

================================================================================


                             [GRAPH APPEARS HERE]



______________

Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma EBITDA to interest expense for Star Gas is estimated for the year ended September 30, 1998.

--------------------------------------------------------------------------------
                                                                         Page 57

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Total Debt to Latest Twelve Months EBITDA

================================================================================



                             [GRAPH APPEARS HERE]



______________

Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma total debt to EBITDA for Star Gas is estimated at and for the year ended September 30, 1998.

-------------------------------------------------------------------------------
                                                                        Page 58

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Latest Twelve Months Profitability Margins

================================================================================



                             [GRAPH APPEARS HERE]


______________

Source: Publicly available information.

--------------------------------------------------------------------------------
                                                                         Page 59

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Latest Twelve Months Retail Gallons

================================================================================


                             [GRAPH APPEARS HERE]



________________

Source: Publicly available information.

--------------------------------------------------------------------------------
                                                                         Page 60

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Latest Twelve Months Sales Percentage by Customer Type

================================================================================


                             [GRAPHS APPEARS HERE]


______________

Source: Publicly available information

--------------------------------------------------------------------------------
                                                                         Page 61

[LOGO OF PETRO APPEARS HERE]  PROPANE MASTER LIMITED PARTNERSHIPS
                              Latest Twelve Months Operating Results per Retail Gallon

================================================================================


                             [GRAPH APPEARS HERE]

_______________

Source: Publicly available information

--------------------------------------------------------------------------------
                                                                         Page 62

[LOGO OF PETRO APPEARS HERE]   PROPANE MASTER LIMITED PARTNERSHIPS
                               Latest Twelve Months Operating Results per Branch
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Publicly available information.

--------------------------------------------------------------------------------
                                                                         Page 63

[LOGO OF PETRO APPEARS HERE]    PROJECT INTENSE HEAT

================================================================================



                       COMPARABLE TRANSACTIONS ANALYSIS



--------------------------------------------------------------------------------
                                                                         Page 64

[LOGO OF PETRO APPEARS HERE]  COMPARABLE TRANSACTIONS ANALYSIS
                              Selected Energy Marketing & Distribution Merger & Acquisition Transactions
                              (1994 - Present)
================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
  SELECTED ENERGY MARKETING & DISTRIBUTION MERGER & ACQUISITION TRANSACTIONS
                               (1994 - PRESENT)


                                                                                                       TRANSACTION    TRANSACTION
                                                                                                        ENTERPRISE     ENTERPRISE
     DATE                                                                                               VALUE (1)      VALUE/LTM
  EFFECTIVE        ACQUIROR NAME                           TARGET NAME                                   ($ MIL.)        EBITDA
-------------      ------------------------------------    ---------------------------------------     -----------    -----------
   05/31/94        Valero Energy Corporation               Valero Natural Gas Partners, LP.              $  665.6       14.6x
   07/01/94        Associated Natural Gas Corporation      Grand Valley Gas Company                          53.8        7.3x
   07/13/94        K N Energy, Inc.                        American Oil and Gas Company                     410.9       10.9x
   12/15/94        Panhandle Eastern Corp.                 Associated Natural Gas Corporation               750.7        9.6x
   03/14/95        Natural Gas Clearinghouse               Trident NGL  Holding, Inc.                       719.3        9.8x
   06/15/95        LG&E Energy Corporation                 Hadson Corporation                               143.0       11.9x
   08/05/97        El Paso Natural Gas Company             Eastex Energy, Inc.                               35.6          NM
   04/15/97        PacifiCorp Holdings, Inc.               TPC Corporation                                  388.7       13.4x
   11/18/97        Enron Corp.                             Enron Global Power & Pipelines L.L.C.            829.1       14.3x
   03/06/98        Kinder Morgan Energy Partners, LP.      Santa Fe Pacific Pipeline Partners, L.P.       1,464.9       10.9x

                                                          -----------------------------------------------------------------------
                                                           MEAN                                          $  566.2       11.4x
                                                           MEDIAN                                           565.1       10.9x
                                                           HIGH                                           1,464.9       14.6x
                                                           LOW                                               35.6        7.3x
                                                          -----------------------------------------------------------------------

   PENDING         STAR GAS PARTNERS, L.P.                 PETROLEUM HEAT AND POWER CO., INC. (2)        $  379.2       10.6x

                                                   TRANSACTION      TRANSACTION
                  TRANSACTION      TRANSACTION        EQUITY           EQUITY
                   ENTERPRISE         EQUITY          VALUE/           VALUE/
     DATE          VALUE/LTM          VALUE          LTM NET           LATEST
  EFFECTIVE           EBIT           ($ MIL.)         INCOME         BOOK VALUE
-------------     -----------      -----------     -----------      ------------
   05/31/94          21.4x          $  230.4            55.3x              4.3x
   07/01/94          10.9x              56.7            26.5x              3.5x
   07/13/94          20.5x             302.1            54.8x              1.6x
   12/15/94          15.2x             577.5            19.5x              2.8x
   03/14/95          18.2x             333.7            50.3x              1.4x
   06/15/95             NM             143.0               NM                NM
   08/05/95             NM              34.2               NM              2.2x
   04/15/97          23.3x             241.4            47.9x              2.5x
   11/18/97          14.3x             865.3            15.4x              2.5x
   03/06/98          13.0x           1,163.1            21.3x              4.3x

                     -----------------------------------------------------------
                     17.1x          $  394.7            36.4x              2.8x
                     16.7x             271.8            37.2x              2.5x
                     23.3x           1,163.1            55.3x              4.3x
                     10.9x              34.2            15.4x              1.4x
                     -----------------------------------------------------------

   PENDING             NM           $   78.2              NM                NM
                     -----------------------------------------------------------

________________

Source: Securities Data Company, publicly available information and Petroleum
        Heat and Power Co., Inc.
(1) Transaction Enterprise Value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalents, excluding fees and expenses. The stock is valued using the closing price on the last full trading day prior to announcement.
(2) Petro market value of capitalization and market value of equity are based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case). (See Unit Reference Value Analysis Summary on page 9). LTM EBITDA includes Star Gas distributions and excludes non-recurring expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]    COMPARABLE TRANSACTIONS ANALYSIS
                                Petro Acquisitions Summary

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT

                          Petro Acquisitions Summary

        (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                                                                                  Mean                    Mean
                                      Total      Total        Target LTM EBITDA      Total     Acquisition   Total     Acquisition
                                                            ----------------------
                                    Companies  Acquisition                  Mean     Gallons       Cost     Customers     Cost
  Petro 1996 - 1997 Acquisitions    Acquired     Costs        EBITDA      Multiple   Acquired  per Gallon   Acquired   per Customer
  ------------------------------    ---------  -----------  ---------    ---------   --------  ----------   --------   ------------
  Ten Largest                           10      $ 33,465     $ 7,848        4.2 x     40,446      $ 0.84     31,358       $ 1,194

  Excluding Ten Largest                 14         8,629       2,064        4.1 x     13,730        0.55     14,224           630


  Petroleum Heat and Power Co., Inc.
  ----------------------------------------------------------------------------------------------------------------------------------
    Normalized 1998E EBITDA                     $334,058 (1) $44,749 (2)    7.5 x    384,390      $ 0.87    335,000       $   997
    LTM 6/30/98 EBITDA                           334,058 (1)  30,186 (2)   11.1 x
  ----------------------------------------------------------------------------------------------------------------------------------

  _______________

  Source: Petroleum Heat and Power Co., Inc.

  (1) Acquisition cost is based on the Pro Forma Market Value of Capitalization Analysis (Dain Rauscher Wessels Case), (See Petro Historical and Pro Forma MVE and MVC Summary on page 25) less Petro's investment in Star. The value of Petro's investment in Star is the closing market price of a Star Common Unit one day prior to announcement less a structural subordination discount of 15% multiplied by Petro's total implied Star units.

  (2)  EBITDA excludes Star Gas distributions and non-recurring expenses.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         Page 66

[LOGO OF PETRO APPEARS HERE]    COMPARABLE TRANSACTIONS ANALYSIS
                                1996 - 1997 Petro Acquisitions (Ten Largest)

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
                 1996 - 1997 PETRO ACQUISITIONS (TEN LARGEST)
      (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                          TOTAL           TARGET LTM EBITDA         TOTAL    ACQUISITION    TOTAL      ACQUISITION
                                       ACQUISITION   (PRO FORMA PETRO OWNERSHIP)   GALLONS      COST      CUSTOMERS        COST
                                                     ---------------------------
   DATE       COMPANY ACQUIRED            COSTS        EBITDA         MULTIPLE     ACQUIRED  PER GALLON    ACQUIRED    PER CUSTOMER
----------    -----------------------  -----------   ----------     ------------   --------  -----------  ----------   ------------
  02/01/96    Seaman                     $ 7,134       $1,552           4.6x         7,522      $0.95        7,806       $  914
  01/11/96    Garrison                     5,242        1,154           4.5x         5,925       0.88        6,575          797
  01/19/96    Cibro                        4,368        1,087           4.0x         6,200       0.70        2,426        1,800
  10/18/96    Bergen                       3,202          718           4.5x         5,501       0.58        1,593        2,010
  04/14/97    Mugullian Fuel               2,802          638           4.4x         3,000       0.93        2,570        1,090
  04/01/96    McDowell                     2,723          669           4.1x         2,675       1.02        2,305        1,182
  08/29/97    Oil Burner Utility           2,633          603           4.4x         3,500       0.75        1,590        1,656
  09/10/97    Romary                       2,252          545           4.1x         2,348       0.96        2,210        1,019
  09/29/97    T.W. Perry                   1,619          439           3.7x         2,118       0.76        2,461          658
  08/26/97    Bellomo                      1,489          443           3.4x         1,657       0.90        1,822          817

             ----------------------------------------------------------------------------------------------------------------------
              TOTAL                      $33,465       $7,848            --         40,446         --      31,358            --
              MEAN                         3,346          785           4.2x         4,045      $0.84       3,136        $1,194
              WEIGHTED AVERAGE                --           --           4.3x            --       0.83          --         1,067
              MEDIAN                       2,763          654           4.2x         3,260       0.89       2,366         1,055
              HIGH                         7,134        1,552           4.6x         7,622       1.02       7,806         2,010
              LOW                          1,489          439           3.4x         1,657       0.68       1,690           658
             ----------------------------------------------------------------------------------------------------------------------

_____________

Source: Petroleum Heat and Power Co., Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]   COMPARABLE TRANSACTIONS ANALYSIS
                               1996 - 1997 Petro Acquisitions (Excluding Ten
                               Largest)
================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT

            1996 - 1997 PETRO ACQUISITIONS (EXCLUDING TEN LARGEST)

 (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                   TOTAL               TARGET LTM EBITDA          TOTAL     ACQUISITION      TOTAL     ACQUISITION
                                 ACQUISITION     (PRO FORMA PETRO OWNERSHIP)     GALLONS       COST       CUSTOMERS        COST
                                               ------------------------------
   DATE    COMPANY ACQUIRED        COSTS            EBITDA        MULTIPLE      ACQUIRED    PER GALLON     ACQUIRED    PER CUSTOMER
---------- -------------------  -------------   -------------  --------------  ----------  ------------  -----------  --------------
 11/24/97   Shreve                   $1,457            $  300       4.9X          2,425         $ 0.60        2,782         $  524
 09/11/96   Flynn                     1,038               232       4.5X          1,316           0.79        1,070            970
 12/18/97   Genovese                  1,011               281       3.6X             --             --        1,054            959
 10/31/96   Hy-Test                     813               177       4.6X          1,468           0.55        1,269            641
 01/15/97   Oils Inc.                   748               188       4.0X          1,189           0.63          826            905
 10/01/97   Miltbrook                   527               112       4.7X            908           0.58          900            588
 07/10/97   Good                        521               117       4.5X          1,200           0.43        1,559            334
 12/26/96   Sherman                     493               103       4.8X            564           0.67          475          1,037
 12/30/96   Grasso                      423               116       3.6X          1,118           0.38        1,080            392
 05/14/97   Alderfer Heating            401               111       3.6X            787           0.51          740            542
 12/27/96   Matco                       368                97       3.8X            988           0.37          722            510
 12/18/96   Dexter Bros.                332                99       3.4X            786           0.42          700            474
 09/24/96   Farren                      264                69       3.8X            481           0.55          520            507
 10/18/96   Highstown                   233                62       3.8x            500           0.47          527            443
            ------------------------------------------------------------------------------------------------------------------------
             TOTAL                   $8,629            $2,064         --         13,730             --       14,224             --
             MEAN                       616               147       4.1X          1,066         $ 0.55        1,016         $  630
             WEIGHTED AVERAGE            --                --       4.2X             --           0.83           --            607
             MEDIAN                     507               114       3.9X            998           0.55          863            633
             HIGH                     1,457               300       4.9X          2,425           0.87        2,782          1,037
             LOW                        233                62       3.4X            481           0.37          475            334
            ------------------------------------------------------------------------------------------------------------------------

____________

SOURCE:  Petroleum Heat and Power Co. Inc.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  COMPARABLE TRANSACTIONS ANALYSIS
                              1994 - 1998 Star Gas Partners Acquisitions

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT

                  1994 - 1998 STAR GAS PARTNERS ACQUISITIONS

 (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)


                                                            Total
                                                         Acquisition           Target LTM EBITDA
                                                                          ----------------------------
   Date       Company Acquired                              Costs            EBITDA         Multiple
----------    --------------------------------------   ---------------    ------------    ------------
06/15/94      Loveland                                        $    700         $   127         5.5x
11/24/94      Baystate                                           1,450             209         6.9x
09/12/95      Debolt                                               950             151         6.3x
03/22/96      Bob White L.P. Gas/Mitchell Bottle Gas             1,500             263         5.7x
07/22/96      Fuzzy Moore                                          850             147         5.8x
10/22/97      Pearl Gas Co.                                     24,127           3,288         7.3x
02/20/98      Tri-County Gas                                       550             108         5.1x
05/28/98      Knowles LP Gas                                     3,000             426         7.0x
05/28/98      Tioga Petroleum                                    1,200             257         4.7x
07/30/98      Lowe Bros & Dad, Inc.                              3,750             602         6.2x
08/11/98      Myers Appliance                                    1,200             191         6.3x

             -----------------------------------------------------------------------------------------
               TOTAL                                          $ 39,277         $ 5,769          --
               MEAN                                              3,571             524         6.1x
               WEIGHTED AVERAGE                                     --              --         6.8x
               MEDIAN                                            1,200             209         6.2x
               HIGH                                             24,127           3,288         7.3x
               LOW                                                 560             108         4.7x
             -----------------------------------------------------------------------------------------

              PETROLEUM HEAT AND POWER CO., INC.
             -----------------------------------------------------------------------------------------
               Normalized 1998E EBITDA                        $334,058         $44,749 (2)     7.6x
               LTM 6/30/98 EBITDA                              334,058          30,186 (2)    11.1x
             -----------------------------------------------------------------------------------------

______________

Source: Star Gas Partners, L.P. and Petroleum Heat and Power Co., Inc.
(1) Acquisition cost is based on the Pro Forma Market Value of Capitalization Analysis (Dain Rauscher Wessels Case), [See Petro Historical and Pro Forma MVE and MVC Summary on page 25] less Petro's investment in Star. The value of Petro's investment in Star is the closing market price of a Star Common Unit one day prior to announcement less a structural subordination discount of 15% multiplied by Petro's implied Star units.
(2) EBITDA excludes Star Gas distributions and non-recurring expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 69

[LOGO OF PETRO APPEARS HERE] PROJECT INTENSE HEAT



================================================================================





                            MERGER PREMIUMS ANALYSIS




--------------------------------------------------------------------------------
                                                                         Page 70

[LOGO OF PETRO APPEARS HERE]   Merger Premiums Analysis
                               Selected Energy Industry Merger & Acquisition
                               Transactions (1994 - Present, Stock-for-Stock,
                               $100 - $500 million)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                       PROJECT INTENSE HEAT
                                    SELECTED ENERGY INDUSTRY MERGER & ACQUISITION TRANSACTIONS
                                       (1994 - Present, Stock-for-Stock, $100 -$500 million)

                                                                              Transaction   Transaction
                                                                               Enterprise     Equity            Premium No.
                                                                                                         ---------------------------
Date                                                                           Value ($)     Value For     1 Day    1 Week   4 Weeks
Announced   Acquiror Name                      Target Name                      ($ Mil.)        Share       Prior     Prior    Prior
---------   ------------------------------     ------------------------------  -----------   ----------  ---------  -------- -------
 03/24/94   K N Energy, Inc.                   American Oil and Gas Company        $ 410.9      $ 11.05        4.0%     4.0%    5.2%
 06/23/94   Drasser Industries, Inc.           Wheatley TXT Corp.                    173.8        14.70       25.1%    25.1%   32.1%
 06/02/94   Ray McDermott S.A.                 Offshore Pipelines, Inc.              278.6        21.88       14.4%    15.1%   40.0%
 06/13/94   Noble Drilling Corporation         Chilee Offshore Drilling Company      200.2         5.25        5.0%     2.4%   23.5%
 06/20/94   Kelley Oil Corporation             Kelley Oil & Gas Partners Ltd.        101.7         5.64      -35.6%   -32.7%  -16.5%
 03/10/94   United Meridian Corporation        General Atlantic Resources, Inc.      182.3        16.50       -7.0%    -9.6%   11.9%
 03/13/94   BJ Services Company                Western Company of North America      377.2        20.00       63.3%    73.9%   70.2%
 03/20/94   Parker & Parlsey Petroleum Company Tide West Oil Company                 141.0        14.24       -0.1%    21.2%   16.2%
 11/30/94   National Energy Group, Inc.        Alexander Energy Corporation          103.6         4.46      -28.6%   -27.1%  -23.2%
 03/08/95   Moorco International              Daniel Industries, Inc.                187.8        16.29       29.0%    22.9%   19.6%
 05/03/95   Barnett Resources Corporation      Plains Petroleum Company              299.6        30.23       34.3%    38.2%   39.0%
 11/20/95   Tidewater, Inc.                    Homeback Offshore Services, Inc.      310.8        21.67       40.9%    40.9%   46.9%
 01/25/95   ENSCO International, Inc.          Dual Drilling (Mosvold Shipping)      224.7        14.22        8.9%    13.2%   23.7%
 02/26/95   HS Resources, Inc.                 Tide West Oil Company                 201.3        15.91       44.6%    44.6%   51.5%
 06/17/97   Baker Hughes Incorporated          Drilex International, Inc.            120.1        17.58       31.4%    37.9%   59.8%
 08/10/97   Holburton Company                  Numar Corporation                     341.6        39.62       90.9%    99.3%   95.7%
 06/20/97   Forcenergy Inc.                    Convest Energy Corporation            102.0         9.44       11.1%    11.1%   18.9%
 06/20/97   Forcenergy Inc.                    Edisio Resources Corporation          147.7        10.27       -6.6%    -6.6%   -0.4%
 06/24/97   Louis Drayfus Natural Gas Company  American Exploration Company          275.5        15.96       13.0%    15.0%   21.6%
 06/30/97   Balco Oil & Gas Corporation        Hugoton Energy Corporation            263.1        15.00       15.4%    20.0%   36.4%
 07/07/97   Meridan Resource Corporation       Caim Energy USA, Inc.                 233.6        13.30       22.3%    29.0%   26.7%
 11/13/97   Chesapeske Energy Corporation      Hugoton Energy Corporation            377.0        13.33        7.7%    11.0%   26.9%
 12/15/97   EVI, Inc.                          Christiana Companies, Inc.            214.7        34.74      -14.7%   -16.5%  -15.0%
 03/12/98   El Paso Natural Gas Company        Deep Tech International               375.4        14.00        8.7%     9.8%   15.5%
 05/12/98   Lomak Petroleum, Inc.              Domain Energy Corporation             151.9         9.36      -25.1%   -30.0%  -28.7%
 06/13/98   MoMoRan Oil & Gas Company          Freeport-MoMo Ran Sulphur, Inc.       124.2        12.50       14.9%     6.4%    4.2%
 06/03/98   CFAS Energy Corporation            Continental Natural Gas, Inc.         151.2         9.31        1.4%    26.3%   33.0%
 08/10/98   R&B Falcon Corporation             Cliffs Drilling Company               452.1        28.16       39.0%    41.2%   17.0%
 09/14/98   TransMontalons Inc.                Louis Dreyfus Energy Corp.            161.0        11.63        8.1%     7.5%  -15.5%

                                               -------------------------------------------------------------------------------------
                                               Mean                                $ 230.5                   14.3%     17.0%   21.9%

                                               Median                                201.3                   11.1%     15.0%   21.6%

                                               High                                  452.1                   90.9%     99.3%   95.7%

                                               Low                                   101.7                  -35.6%    -32.7%  -28.7%
                                               -------------------------------------------------------------------------------------

                                               Petroluem Heat and Power Co., Inc. (Senior Subordinated Unit/Implied Reference Value
08/14/98   Parker & Parsley Premium Company    per Petro Share) (2)
                                               -------------------------------------------------------------------------------------
                                               Implied Reference Value (including DPUs and GP
                                               Incentives)                                      $  2.54      35.6%     62.7%   40.3%

                                               DPUs and GP Incentive Value                         0.43
                                                                                                --------
                                               Total Implies Reference Value                    $  2.97      58.6%     90.3%   64.1%
                                               -------------------------------------------------------------------------------------
_______________
Source: Securities Data Company, publicly available information and Petroleum Heat and Power Co., Inc.
(1) Transaction Enterprise Value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalents, excluding fees and expenses.
    The stock is valued using the closing price on the last full trading day prior to announcement.
(2) The Senior Subordinated Unit Implied Reference Value per Petro share is based on the Unit Reference Value Analysis (Dain
    Rauscher Wessels Case), (See Unit Reference Value Analysis Summary on page 9)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]  MERGER PREMIUMS ANALYSIS

                              Selected Recent All Industries Merger &
                              Acquisitions Transactions
                              (1998 - Present, Stock-for-Stock, $100 - $500 million)

================================================================================

--------------------------------------------------------------------------------

                             PROJECT INTENSE HEAT
       Selected Recent All Industries Merger & Acquisition Transactions
            (1998 - Present, Stock-for-Stock, $100 - $500 million)

                                                                               Transaction    Transaction         Premium to:
                                                                                Enterprise      Equity     -------------------------
  Date                                                                            Value        Value Per   1 Day   1 Week    4 Weeks
 Announced   Acquired Name                     Target Name                      ($ mill.)        Share     Prior    Prior     Prior
-----------  --------------------------------  ----------------------------   --------------  ------------ -------------------------
  01/01/98   ConAgra Inc                       GoodMark Foods Inc                    $217.8       $28.58     54.5%    75.9%   69.4%
  01/12/98   Mercantile Bancorp, St Louis, MO  CBT Corp, Paducah Kentucky             275.8        34.36      3.3%     1.8%   19.5%
  01/14/98   Suiza Foods Corp                  Continental Con Co Inc                 330.5        40.65     45.8%    74.4%   71.2%
  01/15/98   First Midwest Bancorp, IL         Heritage Financial Services            405.8        32.61      7.8%    10.5%   31.1%
  01/15/98   International Technology Corp     OHM Corp                               326.8        11.33     24.2%    45.1%   51.4%
  01/26/98   USA Waste Services Inc            TransAmerican Waste Industries         142.3         2.18     51.4%    36.6%   78.6%
  02/02/98   BMC Software Inc                  BOS Systems Inc                        306.9        45.00     23.3%    32.4%   42.9%
  02/02/98   CompassBank, New Bedford, MA      Sandwich Bancorp, Sandwich,MA          129.6        64.00     47.1%    48.8%   48.8%
  02/02/98   Romac International Inc           Source Services Corp                   454.4        31.93     51.1%    56.7%   50.2%
  02/02/98   Primus Telecomunicstions          TresCom International Inc              134.7        10.30     25.2%    30.9%   51.5%
  02/09/98   Kinross Gold Corp                 Amax Gold (Cyprus Amax Mineral)        365.5         2.90     -9.0%    -1.3%   36.5%
  02/17/98   Applied Graphics Technologies     Devon Group Inc                        474.4        60.08     29.2%    32.0%   37.9%
  02/17/98   Bayou Steel Corp                  Northwestern Steel & Wire Co           239.7         4.00     10.3%    -4.5%   20.6%
  02/17/98   Cape Cod Bank & Trust, Hyannis    Sandwich Bancorp, Sandwich, MA         121.4        60.00     20.2%    20.3%   37.9%
  02/19/98   First Security Corp, Utah         California State Bank                  276.9        48.72     11.4%    14.0%   18.6%
  02/19/98   PLATINUM Technology Inc           Mastering Inc                          198.7        12.50     31.6%    25.0%   33.3%
  02/23/98   Network Associates Inc            Trusted Information Systems            322.1        20.19     59.9%    84.6%   92.3%
  02/24/98   Baxter International Inc          Somatogen Inc                          232.9         9.00     35.8%    39.8%   92.0%
  02/25/98   BB&T Corp, Winston-Salem, NC      Maryland Federal Bancorp Inc           243.6        37.05     16.7%    19.0%   22.5%
  03/02/98   Unitrode Corp                     Benchmarq  Microelectronics Inc        150.6        18.81     15.6%    14.0%   67.2%
  03/02/98   Sunbean Corp                      Coleman Co Inc                         333.0        30.14     44.4%    58.6%  121.2%
  03/02/98   El Paso Natural Gas Co            DeepTech International                 375.4        14.00      8.7%     9.8%   15.5%
  03/02/98   Slebell Systems Inc               Scopus Technology Inc                  490.7        22.39     58.5%    93.6%  100.1%
  03/08/98   Protective Life Corp              United Dental Care Inc                 180.4        19.58     20.5%    49.2%   57.4%
  03/09/98   Commercial Federal, Omaha, NE     First Colorado Bancorp Inc, CO         449.5        25.54     -9.6%     0.2%    0.2%
  03/13/98   St. Paul Bancorp Chicago, IL      Beverly Bancorp, Tinley Park, IL       161.8        28.10     16.5%    17.4%   19.6%
  03/16/98   PLATINUM Technology Inc           Logic Works Inc                        212.9        15.32     13.0%    36.2%   57.1%
  03/24/98   Cognizant Corp                    Pharmaceutical Marketing Services      188.7        14.65     13.8%    22.1%   45.6%
  03/24/98   Cognizant Corp                    Walsh International Inc                176.8        15.91      8.8%    36.8%   53.3%
  03/25/98   Fidelity National Financial       Matrix Capital Corp                    193.1        27.95     45.2%    64.4%   74.7%
  03/26/98   Aviation Sales                    Whitehall Corp                         139.9        22.57      2.6%    -2.9%    9.1%
  03/27/98   ISP Holdings Inc                  Intl Speciality Products               324.5        18.25      4.3%     1.7%   14.5%
  03/31/98   Union Planters Corp, Memphis, TN  Ambanc Corp, Vincennes Indiana         210.8        30.10      3.8%    22.9%   20.4%
  03/31/98   Hubco Inc, Mahwah, New Jersey     Dime Financial Corp                    214.0        38.25      6.3%    25.4%   22.9%
  03/31/98   Hubco Inc, Mahwah, New Jersey     IBS Financial Corp                     242.4        20.73      3.6%     2.4%   16.0%
  03/31/98   Omnicare Inc                      IBAH Inc                               154.3         5.75     12.2%    61.4%   58.6%
  04/06/98   FirstMerit Corp                   Security First Corporation             251.2        29.28     30.8%    30.8%   34.6%
  04/06/98   Applied Power Inc                 Zero Corp                              431.6        33.63     16.5%    18.0%   33.2%
  04/09/98   Complete Business Solutions       Claremont Technology Group Inc         282.5        27.00     21.3%    77.0%  118.2%
  04/15/98   Giant Industries Inc              Holly Corp                             251.4        27.43      3.0%     2.5%   -1.2%
  04/16/98   Phoenix Technologies Ltd          Award Software International           129.5        16.08     12.8%    21.3%   53.1%
  04/17/98   Sterling Commerce Inc             XcelleNet Inc                          214.3        22.02      6.1%    12.5%    7.7%
  04/27/98   Bright Horizons Holdings Inc      Corporate Family Solutions Inc         127.0        23.69    -21.4%   -22.3%   -7.5%
  05/12/98   Lomak Petroleum Inc               Domain Energy Corporation              151.9         9.36    -25.1%   -30.0%  -28.7%
  05/19/98   First Charter Corp, NC            HFNC Financial Corp                    240.2        13.97    -12.4%   -12.7%  -13.4%
  05/19/98   Quantum Corp                      ATL Products Inc (???)                 304.0        29.00      8.4%    19.0%   45.0%
  05/28/98   Republic Security Financial       First Palm Beach Bancorp Inc           295.0        55.05     50.8%    46.8%   45.1%
  05/29/98   Pogo Producing Co                 Arch Petroleum Inc                     114.0         2.47      0.1%     5.5%   -3.5%

--------------------------------------------------------------------------------

________________________________________________________________________________
                                                                              72

[LOGO OF PETRO APPEARS HERE]   Merger Premiums Analysis
                               Selected Recent All Industries Merger &
                               Acquisition Transactions (1998 - Present,
                               Stock-For-Stock, $100-$500 million)
================================================================================

                                PROJECT INTENSE HEAT
             Selected Recent All Industries Merger & Acquisition Transactions
                   (1998-Present, Stock-for-Stock, $100-$500 million)

                                                                           Transaction  Transaction             Preminum to:
                                                                            Enterprise    Equity      ------------------------------
 Date                                                                       Value (1)    Value For     1 day      1 week     4 weeks
Announced  Acquiror Name                   Target Name                      ($ mill.)     Shares       prior       prior       prior
---------- -------------------             -----------------------         -----------  ----------    ------     -------     -------
 06/02/98  State Financial Services Corp   Home Bancorp of Elgin. Elgin, IL     $134.0     $19.05     11.3%       11.3%        8.9%
 06/04/98  PMC Commercial Trust            Supertel Hospitality Inc              131.9      12.15     -6.5%        5.6%       -4.7%
 06/04/98  World Access Inc                Telco Systems Inc                     194.5      17.00     77.8%       65.9%       63.9%
 06/12/98  Davel Communications Group Inc  PhoneTel Technologies Inc             227.7       3.08     64.3%       69.9%      208.0%
 06/18/98  Summit Bancorp, Princeton, NJ   HSS Bancorp, Norwalk, CT              151.3      58.83     28.2%       36.8%       31.5%
 06/22/98  Leaming Co Inc                  Broderbund Software Inc               424.3      20.00     21.2%       16.4%       19.0%
 06/24/98  Mylan Laboratories Inc          Penederm Inc                          193.1      21.89     39.0%       39.5%       88.3%
 06/29/98  Philadelphia Suburban Corp      Consumers Water Co                    465.6      30.46     25.6%       33.1%       42.5%
 07/01/98  Metzler Group Inc               Lecg Inc                              294.4      21.98     46.5%       49.0%       41.8%
 07/06/98  Davel Communications Group Inc  Peoples Telephone Co Inc              114.5       5.86     87.5%       80.3%      118.0%
 07/09/98  Zebra Technologies Corp         Eltron International Inc              287.7      36.00     25.8%       34.6%       57.4%
 07/16/98  First Commonwealth Financial    Southwest National Corp, PA           269.8      88.63     61.1%       80.9%       77.3%
 07/20/98  Richmond County Financial Corp  Bayonne Bancshares New Jersey         177.7      19.03     11.1%       16.7%       18.9%
 07/20/98  Santa Barbara Bancorp, CA       Pacific Capital Bancorp, CA           291.4      62.40     27.4%       41.8%       45.1%
 07/20/98  Peoples Heritage Fini Group, ME SIS Bancorp Inc, Springfield, MA      427.6      57.23     27.2%       34.7%       44.0%
 07/23/98  HBO & Co                        IMNET Systems Inc                     287.7      27.62     69.9%       74.0%       77.4%
 07/23/98  Digital Microwave Corp          Inova Corp                            115.7       6.83     16.2%       36.5%       30.0%
 07/31/98  Banknorth Group Inc             Evergreen Bancorp Inc                 313.1      34.43     24.1%       28.4%       19.7%
 08/03/98  CMS Energy Corporation          Continental Natural Gas, Inc.         151.2       9.31      1.4%       26.3%       33.0%
 08/03/98  McMoRan Oil & Gas Co            Freeport, McMoRan Sulphur Inc         124.2      12.50     14.9%        6.4%        4.2%
 08/04/98  Public Storage Inc              Storage Trust Realty                  366.2      25.00     11.1%        8.1%        1.0%
 08/07/98  City Holding Co, Charleston, WV Horizon Bancorp, Beckley WV           413.4      45.00      6.2%        8.4%       15.0%
 08/10/98  R&B Falcon Corp                 Cliffs Drilling Co                    452.?      28.16     39.0%       41.2%       17.0%
 08/10/98  BB&T Corp, Winston-Salem, NC    Scott & Stringfollow Financial        126.4      34.44     19.8%       28.7%       35.0%
 08/24/98  Liberty Media (Tele-Commun)     Tele-Commun Inti (Tele-Commun)        379.1      20.77     -1.1%       -4.5%       -9.9%
 09/02/98  Sanmina Corp                    Altron Inc                            195.3      12.39     16.6%        6.5%        7.7%
 09/02/98  USWeb Corp                      CKS Group Inc                         342.9      21.66     53.3%       30.3%       23.7%
 09/02/98  Rent-Way Inc                    Home Choice Holdings Inc              231.4      13.60      7.2%        4.1%        7.7%
 09/08/98  Sovereign Bancorp. PA           Peoples Bancorp Inc, New Jersey       381.4      10.50     26.3%       44.8%       21.7%
 09/09/98  First Consulting Group Inc      Integrated Systems Consulting         110.4      13.67     33.7%       30.2%       12.7%
 09/14/98  TransMontaigne Inc.             Louis Dreyfus Energy Corp             161.0      11.63      8.1%        7.5%      -15.5%
 09/14/98  Qwest Commun Int Inc.           Icon CMT Corp                         190.6      12.00     65.5%       60.0%       -4.0%

                                           -----------------------------------------------------------------------------------------
                                           Mean                                 $253.8                23.2%       29.6%       38.5%

                                           Medium                                236.3                16.2%       28.6%       33.3%

                                           High                                  490.7                87.5%       93.6%      208.0%

                                           Low                                   110.4               -25.?%       30.0%      -28.7%
                                           -----------------------------------------------------------------------------------------


??         Star Gas Partners, LP.          Petroleum Heat and Power Co, Inc. (Senior Subordinated Unit/Implied Reference Value per
                                           Petro Shares)(92)
                                           -----------------------------------------------------------------------------------------
                                           Implied Reference Value (excluding DPUs and GP
                                           Incentives)                                      $2.54     35.6%       62.7%       40.3%

                                           DPUs and GP Incentives Value                      0.43
                                                                                           ------
                                           Total Implied Reference Value                    $2.97     58.6%       90.3%       64.1%
                                           -----------------------------------------------------------------------------------------

__________________
Source: Securities Data Company, pubilcy available information and Petroleum heat and Power Co., Inc.
(1) Transaction Enterprise Value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalent, excluding fees and expenses.
    The stock is valued using the closing price on the last full trading day prior to announcement.
(2) The Senior Subordinated Unit Implied Reference Value per Petro share is based on the Unit Reference Value Analysis
(Dain Rauscher Wessel's Case), (See Unit Reference Value Analysis Summary on page 9)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]    PROJECT INTENSE HEAT

================================================================================



                             PRICE AND VOLUME DATA






--------------------------------------------------------------------------------
                                                                         Page 74

[LOGO OF PETRO APPEARS HERE] PRICE AND VOLUME DATA
                             First Trading Day of Class A Common Shares (July 29, 1992) - Present Petro Weekly Stock Price/Volume

================================================================================




                             [GRAPH APPEARS HERE]



__________________
Source: Factset Data Systems and publicly available information.


--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]   PRICE AND VOLUME DATA
                               IPO (December 14, 1995) - Present Star Gas Daily
                               Unit Price/Volume

================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems and Publicly available information.

--------------------------------------------------------------------------------

[LOGO OF PETRO APPEARS HERE]   PRICE AND VOLUME DATA
                               1997 - Present Relative Price Performance
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners and excludes National Propane Partners.

--------------------------------------------------------------------------------
                                                                         Page 77

[LOGO OF PETRO APPEARS HERE]   PRICE AND VOLUME DATA
                               Relative Price Performance Since Annoncement of
                               Merger (August 14, 1998)
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners and excludes National Propane Partners.

--------------------------------------------------------------------------------
                                                                         Page 78

[LOGO OF PETRO APPEARS HERE]   PRICE AND VOLUME DATA
                               Present Total Return/(1)/
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems.
(1) Total return is defined as compound return, with distributions reinvested on ex-dates.

--------------------------------------------------------------------------------
                                                                         Page 79

[LOGO OF PETRO APPEARS HERE]   PRICE AND VOLUME DATA
                               1997 - Present Total Return/(1)/
================================================================================




                             [GRAPH APPEARS HERE]




___________

Source: Factset Data Systems.
(1) Total return is defined as compound return, with distributions reinvested on ex-dates.
(2) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners and excludes National Propane Partners.
--------------------------------------------------------------------------------
                                                                         Page 80